UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] PRE-EFFECTIVE AMENDMENT NO. __

[X] POST-EFFECTIVE AMENDMENT NO.1

(Check appropriate box or boxes)

The Calvert Fund

Registrant's Telephone Number

(Exact Name of Registrant as Specified in Charter)

800-368-2745

Address of Principal Executive Offices	Approx. Date of Proposed Public
4550 Montgomery Avenue, Suite 1000N	Offering: January 24, 2003
Bethesda, MD 20814	(Date of Reorganization)

Name and Address of Agent for Service:

William M. Tartikoff, Esq.

Calvert Group, Ltd.

4550 Montgomery Ave. Suite 1000N

Bethesda, MD 20814

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

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December 19, 2002

Dear Investor,

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Social Investment Fund (CSIF) Technology Portfolio on Friday, January 24, 2003, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of the CSIF Technology Portfolio for shares of equal value in the Calvert New Vision Small Cap Fund, a series of The Calvert Fund. The Board of Trustees of Calvert Social Investment Fund, including myself, believe this change is in the best interests of the CSIF Technology Portfolio and you, as its shareholders.

Since its introduction as the first socially responsible technology fund in October 2000, the success of the CSIF Technology Portfolio has been greatly impeded by a troubled technology sector. Poor performance relative to its peers and the market and a steady decline in assets due to the market volatility in the technology sector caused the Board of Trustees and Calvert Management to undertake an intensive review of the continued viability of the Fund. In proposing to combine the CSIF Technology Portfolio into the Calvert New Vision Small Cap Fund, we believe that this exchange will significantly reduce expenses for current shareholders, allow the assets to be more efficiently managed since it will become part of a larger fund, and lead to improved returns. Accordingly, such a combination would be beneficial to shareholders.

Regardless of the number of shares you own, it is important to vote those shares and mail your voting card as soon as you can. A postage paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. The Q & A that follows will assist you in understanding the proposal; however, if we may be of any assistance, please call us toll-free at (800) 368-2745.

Sincerely,

Barbara J. Krumsiek

President

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Important Information

Regarding Your Investment

In Calvert

December 19, 2002

Dear Investor,

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I am writing to inform you of the upcoming special meeting of shareholders of the Calvert Social Investment Fund (CSIF) Technology Portfolio on Friday, January 24, 2003, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

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You are being asked to vote on a proposal to exchange the assets of the CSIF Technology Portfolio for shares of equal value in the Calvert New Vision Small Cap Fund, a series of The Calvert Fund. The Board of Trustees of Calvert Social Investment Fund, including myself, believe this change is in the best interests of the CSIF Technology Portfolio and you, as its shareholders.

Since its introduction as the first socially responsible technology fund in October 2000, the success of the CSIF Technology Portfolio has been greatly impeded by a troubled technology sector. Poor performance relative to its peers and the market, and a steady decline in assets due to the market volatility in the technology sector caused the Board of Trustees and Calvert Management to undertake an intensive review of the continued viability of the Fund. In proposing to combine the CSIF Technology Portfolio into the Calvert New Vision Small Cap Fund, we believe that this exchange may significantly reduce expenses for current shareholders, allow the assets to be more efficiently managed since it will become part of a larger fund, and lead to improved returns. Accordingly, such a combination would be beneficial to shareholders.

Regardless of the number of shares you own, it is important to vote those shares and mail your voting card as soon as you can. A postage paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. The Q & A that follows will assist you in understanding the proposal; however, if we may be of any assistance, please call us toll-free at (800) 368-2745.

Sincerely,

Barbara J. Krumsiek

President

CALVERT SOCIAL INVESTMENT FUND

TECHNOLOGY PORTFOLIO

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on January 24, 2003

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Technology Portfolio, a series of the Calvert Social Investment Fund (the Fund), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. Eastern Time on Friday, January 24, 2003, for the following purposes:

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I.                      To consider and act on an Agreement and Plan of Reorganization (the Agreement), dated as of November 15, 2002, providing for the transfer of substantially all of the assets of the Technology Portfolio, a series of Calvert Social Investment Fund, in exchange for shares of equal value of the Calvert New Vision Small Cap Fund, a series of The Calvert Fund. The Agreement also provides for distribution of those shares of the Calvert New Vision Small Cap Fund to shareholders of the Technology Portfolio in liquidation and subsequent termination of the Technology Portfolio; and

II.         To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the Technology Portfolio, the Board of Trustees of Calvert Social Investment Fund has fixed the close of business on December 6, 2002, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

December 19, 2002

By Order of the Board of Trustees,

William M. Tartikoff, Esq.

Vice President

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IMPORTANT NOTICE TO SHAREHOLDERS

QUESTIONS & ANSWERS

Please read the complete text of the enclosed Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the matter to be voted upon. Your vote is important. If you have any questions regarding the proposal, please call us toll-free at 800-368-2745. We appreciate your investment in the Calvert Social Investment Fund Technology Portfolio, and look forward to a continuing relationship with you.

Q.        What is the main proposal that I am being asked to consider for the upcoming Special                Meeting of Shareholders?

A.        The Technology Portfolio, a series of Calvert Social Investment Fund (CSIF Technology), is seeking your approval of its reorganization into the Calvert New Vision Small Cap Fund, a series of The Calvert Fund (Calvert New Vision Small Cap).

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Q.        What are the effects of this reorganization?

A.        Pursuant to the reorganization, all of the assets of CSIF Technology will be transferred to Calvert New Vision Small Cap. In turn, you will receive Class A, Class B, Class C, or Class I shares of Calvert New Vision Small Cap corresponding to the class of shares you currently own in CSIF Technology.

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Q.        Is there a change in the management of the Fund?

A.        Yes and no. Calvert Asset Management Company, Inc. (Calvert) is the investment advisor for both Funds; however, Turner Investment Partners, Inc. is the investment subadvisor for CSIF Technology, while Awad Asset Management, Inc. is the investment subadvisor for Calvert New Vision Small Cap.

Q.        Are there differences in the investment objectives of CSIF Technology and Calvert New Vision             Small Cap?

A.        The investment objectives and investment policies of CSIF Technology and Calvert New Vision Small Cap are similar to the extent that they pertain to investing in equity securities, and both espouse socially responsible investing. However, CSIF Technology is limited to investing in stocks in companies involved in the development, advancement, and use of technology; whereas Calvert New Vision Small Cap invests primarily in small cap stocks without any such limitations.

A.        It is anticipated that current shareholder expenses may be greatly decreased. The following table reflects the current expense structure for Class A shares of CSIF Technology and the current expense structure for Class A shares of Calvert New Vision Small Cap, expressed as a percentage of average annual net assets:

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	CSIF Technology	Calvert New
	(Class A)	Vision Small Cap
		(Class A)
Management fees	1.50%	1.00%
Distribution/ Service (12b-1) Fees	0.25%	0.25%
Other Expenses	4.09%	0.45%
Total Operating Expenses	5.84%	1.70%
Fee Waiver and/or Expense Reimbursement1	(3.74%)	N/A
Net Expenses2	2.10%	N/A

            1 Calvert has agreed to limit annual fund operating expenses (net of any expense offset arrangements) through January 31, 2003 for CSIF Technology. This is the maximum amount of operating expenses that can be charged to this Fund for this period. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Fund has an expense offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

2 The contractual expense cap is 2.10% for CSIF Technology’s Class A shares.

Q.        If I hold classes of shares subject to a contingent deferred sales charge (CDSC), will I receive               credit for the years I have been a shareholder of CSIF Technology for purposes of the                                   imposition of any CSDC?

A.        Yes, you will be able to apply the years you have been a shareholder of classes of shares of CSIF Technology for the purpose of determining the imposition of a CDSC requirements for the classes of shares of Calvert New Vision Small Cap you receive pursuant to the Reorganization.

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Q.        What is the current size (in net assets) of both Funds?

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A.        As of November 30, 2002, CSIF Technology had $3.2 million in net assets and Calvert New Vision Small Cap had $152.8 million in net assets. If the proposal presented in the proxy statement is approved, the combined Calvert New Vision Small Cap Fund is expected to have approximately $156 million in assets.

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Q.        What are the federal tax implications of the reorganization?

A.        It is intended that the reorganization will not be a taxable event (i.e., no gain or loss will be recognized) to CSIF Technology, Calvert New Vision Small Cap, or to you as a shareholder.

Q.        What if there are not enough votes to reach a quorum by the date of the special meeting of                     shareholders?

A.        If not enough shareholders vote, we will need to take further action. We may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage you to vote as soon as you review the enclosed proxy materials in order to avoid additional follow-up mailings, telephone calls, or other solicitations.

Q.        If the proposal is not approved for CSIF Technology, will the Board of Trustees propose liquidating the Fund?

A.        If the proposal to reorganize CSIF Technology is not approved, the Board of Trustees will consider other options, including a proposal to liquidate the Fund.

Q.        How will you determine the number of shares of Calvert New Vision Small Cap that I will                      receive?

A.        The Closing Date is January 24, 2003. As of 4:00 p.m. Eastern Time on the Closing Date, you will receive that number of full and fractional Class A, Class B, Class C or Class I shares of Calvert New Vision Small Cap equal in value to the shares you hold in the corresponding class of CSIF Technology on that date.

Q.        What impact will the reorganization have on the share price of Calvert New Vision Small                       Cap?

A.        The net asset value per share of Calvert New Vision Small Cap will not be changed by the                     reorganization.

Q.        Who is paying for expenses related to the special meeting of shareholders?

A.        Calvert, as investment advisor to CSIF Technology, has agreed to pay the expenses incurred by the Fund pursuant to the reorganization and this proxy solicitation.

Q.        How does the Board of Trustees of Calvert Social Investment Fund suggest that I vote?

A.        After careful consideration, the Board of Trustees of the Calvert Social Investment Fund, of which the Technology Portfolio is a series, unanimously recommends that you vote "FOR" the item proposed on the enclosed proxy card.

Q.        How do I vote my shares?

A.        You can vote your shares by attending the Special Meeting of Shareholders in person and submitting the enclosed proxy card at that time, or by completing and signing the proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us toll-free at 800-368-2745.

Q.        Will my vote make a difference?

A.        Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of CSIF Technology.

Q.        How do I sign the proxy card?

A.        Voting instruction forms must be executed properly. When forms are not signed as required by law, you and the Fund must undertake the time and expense to take steps to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

1.                     Individual Accounts: Your name should be signed exactly as it appears in the registration on the voting instruction form.

2.                     Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the form.

3.         All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the voting instruction form. For example:

            REGISTRATION                                VALID SIGNATURE

            A.

            1) Save the Earth Corp.                        Jane Q. Nature, Treasurer

            2) Save the Earth Corp.                        Jane Q. Nature, Treasurer

            c/o Jane Q. Nature, Treasurer

            B.

            1) Save the Earth Trust                         Jon B. Goodhealth, Trustee

            3) Jon B. Goodhealth, Trustee              Jon B. Goodhealth, Trustee

            U/t/d 5/1/78

            C.

            1) David Smith, Cust.                           David Smith

            f/b/o Jason Smith UGMA

PROSPECTUS AND PROXY STATEMENT

December 19, 2002

Acquisition of the assets of

Calvert Social Investment Fund

Technology Portfolio

By and in exchange for shares of

Calvert New Vision Small Cap Fund

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

800-368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Technology Portfolio, a series of Calvert Social Investment Fund (CSIF Technology), in exchange for shares of the Calvert New Vision Small Cap Fund, a series of The Calvert Fund (Calvert New Vision Small Cap) (the Reorganization). Following the transfer, Calvert New Vision Small Cap shares will be distributed to shareholders of CSIF Technology in liquidation of that Fund and CSIF Technology will be dissolved. As a result of the proposed transaction, each shareholder of CSIF Technology will receive that number of Calvert New Vision Small Cap shares equal in value at the date of the exchange to the value of such shareholder's respective shares of CSIF Technology. The transaction will only occur if shareholders vote in favor of the proposed transfer.

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CSIF Technology is a non-diversified series of Calvert Social Investment Fund, an open-end management investment company. CSIF Technology's investment objective is growth of capital through investment in stocks in companies involved in the development, advancement, and use of technology. As of November 30, 2002, the net assets of CSIF Technology were $3.2 million.

Calvert New Vision Small Cap is a diversified series of The Calvert Fund, an open-end management investment company. Calvert New Vision Small Cap's investment objective is to provide long-term capital appreciation by investing primarily in small-cap stocks that meet the Fund’s investment and social criteria. As of November 30, 2002, the net assets of Calvert New Vision Small Cap were $152.8 million.

The approximate date on which this Prospectus, Proxy Statement, and Form of Proxy are first being mailed to shareholders is December 23, 2002.

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This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about Calvert New Vision Small Cap that a prospective investor should know before investing. A Statement of Additional Information dated December 19, 2002, containing additional information about the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectus and Statement of Additional Information, for CSIF Technology, and the Annual Reports to Shareholders for the period ended September 30, 2002 and the Semi-Annual Reports to Shareholders for the period ended March 31, 2002, for both Funds, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained upon request and without charge by writing the Funds at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

TABLE OF CONTENTS

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Synopsis                       __

Risk Factors                 __

Performance                 __

Reasons for the Reorganization             __

Information about the Reorganization                 __

Information about Calvert New Vision Small Cap                      __

Shareholder Information for Calvert New Vision Small Cap                   __

Comparative Information on Shareholder Rights                        __

General Information about the Funds                 __

Financial Statements and Experts                      __

Voting Information                    __

Shareholder Proposals              __

Other Business             __

Adjournment                __

Exhibit A - Agreement and Plan of Reorganization                     __

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SYNOPSIS

Reasons for the Reorganization. The Board of Trustees of Calvert Social Investment Fund (the Trustees) believes that the proposed Reorganization would be in the best interest of the shareholders of CSIF Technology. The Trustees reached this decision based upon the following factors: (i) shareholders will remain invested in an open-end fund with a substantially larger net asset value; (ii) the investment objective and investment policy of Calvert New Vision Small Cap are complimentary to that of CSIF Technology; (iii) the social screening criteria are identical for both Funds; (iv) as part of a larger fund, CSIF Technology shareholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization; (v) shareholders of CSIF Technology will not experience any dilution in the value of their investment as a result of the Reorganization; and (vi) the anticipated tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes.

In evaluating the benefits of the proposed transaction, the Trustees also considered the effect of the possible loss of a portion of the capital loss carryforwards that might be available to CSIF Technology. Management has determined that the benefits of the proposed Reorganization outweigh the uncertain potential detriment resulting from possible constraints in the use of capital loss carryforwards.

The Board of Trustees of The Calvert Fund has also approved the Reorganization on behalf of Calvert New Vision Small Cap.

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Proposed Transaction. The Trustees have authorized the Fund to enter into an Agreement and Plan of Reorganization (the Agreement or Plan) providing for the transfer of all the assets of CSIF Technology to Calvert New Vision Small Cap in exchange for Class A, Class B, Class C and Class I shares of Calvert New Vision Small Cap. Following the transfer, Calvert New Vision Small Cap Class A, Class B, Class C and Class I shares will be distributed to shareholders of the corresponding class of CSIF Technology in liquidation of CSIF Technology, and CSIF Technology will be dissolved. As a result of the proposed transaction, each shareholder of CSIF Technology will receive that number of full and fractional Calvert New Vision Small Cap shares of the applicable class equal in value at the date of the exchange to the value of such shareholder's shares of the corresponding class of CSIF Technology. For the reasons stated above, the Trustees, including the independent Trustees, have concluded that the Reorganization into Calvert New Vision Small Cap would be in the best interest of the shareholders of CSIF Technology and recommend shareholder approval.

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Tax Consequences. The Plan is conditioned upon receipt by CSIF Technology and Calvert New Vision Small Cap of an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of Calvert New Vision Small Cap shares received by a shareholder will be the same as the tax basis of the shareholder's shares of CSIF Technology. In addition, the tax basis of CSIF Technology's assets in the hands of Calvert New Vision Small Cap as a result of the Reorganization will be the same as the tax basis of such assets in the hands of CSIF Technology prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. The investment objectives and investment policies of CSIF Technology and Calvert New Vision Small Cap are similar to the extent that they pertain to equities investing and espouse socially responsible investing.

Similar, though not as limited, the investment objective for Calvert New Vision Small Cap is to provide long-term capital appreciation by investing primarily in small cap stocks that meet the Fund's investment and social criteria. CSIF Technology also seeks growth of capital through investment, but as a non-diversified fund is limited to investing in stocks in companies involved in the development, advancement, and use of technology.

Both Funds apply the same defined social criteria as an investment policy.

Purchases. Each Fund offers Class A, Class B, Class C and Class I shares, which are involved in the Reorganization. Shares of both Funds are sold on a continuous basis at net asset value, plus the appropriate sales charge, as applicable, which is subject to reduction by right of accumulation, group purchase, and letter of intent. Employee purchases and certain plans qualified under the Internal Revenue Code of 1986, as amended (the Code) may purchase shares with no sales charge, and all Fund shareholders may reinvest dividends without paying a sales charge. Shares issued in the Reorganization will not be assessed any sales charge.

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Expense Comparisons.

Class A		Calvert	Pro Forma -
		New	Surviving
	CSIF	Vision	Calvert New Vision
	Technology	Small Cap	Small Cap
Shareholder Fees
Maximum sales charge (load)	4.75%	4.75%	4.75%
imposed on purchases
(as a percentage of offering price)

Maximum deferred sales charge	None1	None1	None1
(load)(as a percentage of purchase or
redemption proceeds, whichever is lower)

Annual fund operating expenses4
Management fees	1.50%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other expenses	4.09%	0.45%	0.45%
Total annual fund operating Expenses	5.84%	1.70%	1.70%
Fee Waiver and/or Expense
Reimbursement5	(3.74%)	N/A	N/A
Net Expenses6	2.10%	N/A	N/A

Class B	Calvert	Pro Forma -
	New	Surviving
	CSIF	Vision	Calvert New Vision
	Technology	Small Cap	Small Cap
Shareholder Fees
Maximum sales charge (load)
imposed on purchases
(as a percentage of offering price)	None	None	None

Maximum deferred sales charge
(load)(as a percentage of purchase or
redemption proceeds, whichever is lower)	5%2	5%2	5%2

Annual fund operating expenses4
Management fees	1.50%	1.00%	1.00%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expenses	4.29%	0.76%	0.76%
Total annual fund operating Expenses	6.79%	2.76%	2.76%
Fee Waiver and/or Expense
Reimbursement5	(3.69%)	N/A	N/A
Net Expenses6	3.10%	N/A	N/A

Class C	Calvert	Pro Forma -
	New	Surviving
	CSIF	Vision	Calvert New Vision
	Technology	Small Cap	Small Cap
Shareholder Fees
Maximum sales charge (load)
imposed on purchases
(as a percentage of offering price)	None	None	None

Maximum deferred sales charge
(load)(as a percentage of purchase or
redemption proceeds, whichever is lower)	1%3	1%3	1%3

Annual fund operating expenses4
Management fees	1.50%	1.00%	1.00%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expenses	8.44%	0.60%	0.60%
Total annual fund operating Expenses	10.94%	2.60%	2.60%
Fee Waiver and/or Expense
Reimbursement5	(7.84%)	N/A	N/A
Net Expenses6	3.10%	N/A	N/A

Class I	Calvert	Pro Forma -
	New	Surviving
	CSIF	Vision	Calvert New Vision
	Technology	Small Cap	Small Cap
Shareholder Fees
Maximum sales charge (load)
imposed on purchases
(as a percentage of offering price)	None	None	None

Maximum deferred sales charge
(load)(as a percentage of purchase or
redemption proceeds, whichever is lower)	None	None	None

Annual fund operating expenses4
Management fees	1.30%	0.85%	0.85%
Distribution and Service (12b-1) Fees	N/A	N/A	N/A
Other expenses	3.61%	0.24%7	0.24%
Total annual fund operating Expenses	4.91%	1.09%	1.09%
Fee Waiver and/or Expense
Reimbursement5	(3.56%)	(0.27%)	(0.27)%
Net Expenses6	1.35%	0.82%	0.82%

Notes to Fees and Expenses Table

1 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase.

2 A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third year, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years.

3 A contingent deferred sales charge of 1% is imposed on the proceeds of Class C shares redeemed within one year. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

4 Expenses are based on the Fund’s most recent fiscal year, unless otherwise indicated. Management fees include the Subadvisory fees paid by the Advisor (Calvert), and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.

5 Calvert has agreed to limit annual Fund operating expenses (net of any expense offset arrangements) through January 31, 2003 for CSIF Technology. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, performance fee adjustments, taxes and capital items. The Funds have an offset arrangement with the custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on each Fund’s uninvested cash balances. These credits are used to reduce the Fund’s expenses.

6 The contractual expense caps for CSIF Technology are 2.10% for Class A, 3.10% for Class B, 3.10% for Class C, and 1.35% for Class I through January 31, 2003. Calvert has further agreed to limit annual fund operating expenses at 7.50% for Class B, 7.50% for Class C and 1.50% for Class I through January 31, 2012. The contractual expense cap for Calvert New Vision Small Cap  is 0.82% for Class I.

7 Expenses have been estimated for the upcoming fiscal year.

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Example. This example is intended to help you compare the cost of investing in the Funds (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

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• You invest $10,000 in the Fund for the time periods indicated ($1,000,000 for Class I);

• Your investment has a 5% return each year;

• The Fund's operating expenses remain the same; and

• The maximum sales charge currently applicable to each Fund is imposed.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Class A (Unaudited)	1 Year	3 Years	5 Years	10 Years
CSIF Technology	$678	$1,813	$2,929	$5,639
Calvert New Vision Small Cap	$640	$985	$1,354	$2,388
Pro Forma – Surviving
Calvert New Vision Small Cap	$640	$985	$1,354	$2,388

Class B (Unaudited)	1 Year	3 Years	5 Years	10 Years
(with redemption)

CSIF Technology	$813	$2,072	$3,183	$5,903
Calvert New Vision Small Cap	$779	$1,256	$1,659	$2,835
Pro Forma – Surviving
Calvert New Vision Small Cap	$779	$1,256	$1,659	$2,835

Class B (Unaudited)	1 Year	3 Years	5 Years	10 Years
(no redemption)

CSIF Technology	$313	$1,672	$2,983	$5,903
Calvert New Vision Small Cap	$279	$856	$1,459	$2,835
Pro Forma – Surviving
Calvert New Vision Small Cap	$279	$856	$1,459	$2,835

Class C (Unaudited)	1 Year	3 Years	5 Years	10 Years
(with redemption)

CSIF Technology	$413	$2,412	$4,269	$8,029
Calvert New Vision Small Cap	$363	$808	$1,380	$2,934
Pro Forma – Surviving
Calvert New Vision Small Cap	$363	$808	$1,380	$2,934

Class C (Unaudited)	1 Year	3 Years	5 Years	10 Years
(no redemption)

CSIF Technology	$313	$2,412	$4,269	$8,029
Calvert New Vision Small Cap	$263	$808	$1,380	$2,934
Pro Forma – Surviving
Calvert New Vision Small Cap	$263	$808	$1,380	$2,934

Class I (Unaudited)	1 Year	3 Years	5 Years	10 Years

CSIF Technology	$13,746	$115,622	$217,682	$473,635
Calvert New Vision Small Cap	$8,371	$31,979	$57,469	$130,444
Pro Forma – Surviving
Calvert New Vision Small Cap	$8,371	$31,979	$57,469	$130,444

Effect of the Reorganization on Capital Loss Carryforwards. The following table provides comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities and the capital loss carryforwards of Calvert New Vision Small Cap and CSIF Technology as of September 30, 2002.

Calvert New Vision Small Cap
Capital Loss Carryforward	$0
Realized Gains (losses)	$1,403,798
Net unrealized depreciation	($25,750,818)

CSIF Technology
Capital Loss Carryforward	$3,597,922
Realized Gains (losses)	($3,597,922)
Net unrealized depreciation	($429,734)

If the Reorganization does not occur, CSIF Technology's loss carryforwards should be available to offset any net realized capital gains of CSIF Technology through their expiration date (in 2010). It is anticipated that no distributions of net realized capital gains would be made by CSIF Technology until the capital loss carryforwards expire or are offset by net realized capital gains.

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If the Reorganization is consummated, Calvert New Vision Small Cap will be constrained in the extent to which it can use the capital loss carryforwards of CSIF Technology because of limitations imposed by the Code on the occurrence of an ownership change. Calvert New Vision Small Cap should be able to use in each year a capital loss carryforward in an amount equal to the value of CSIF Technology's loss carryforward on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2003, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the Reorganization, currently anticipated to close on or about January 24, 2003.

The Advisor believes that the anticipated benefits of the Reorganization outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each shareholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the shareholder. CSIF Technology shareholders who need information as to state and local tax consequences, if any, should consult their tax advisors.

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Capitalization. The following table shows the capitalization of CSIF Technology, and on a pro forma basis the capitalization of Calvert New Vision Small Cap, as of November 30, 2002.

CSIF Technology
CLASSES	A	B	C	I

Net Assets	$2,078,205	$444,920	$175,994	$450,978
Net Asset Value
Per Share	$3.33	$3.26	$3.27	$3.38
Shares
Outstanding	624,536	136,541	53,756	133,333

Calvert New Vision Small Cap
CLASSES	A	B	C	I

Net Assets	$123,419,949	$14,091,733	$15,303,861	*
Net Asset Value
Per Share	$15.15	$14.38	$14.46	*
Shares
Outstanding	8,148,420	979,895	1,058,671	*

Pro Forma - Surviving Calvert New Vision Small Cap**
CLASSES	A	B	C	I

Net Assets	$125,498,154	$14,536,653	$15,479,855	$450,978*
Net Asset Value
Per Share	$15.15	$14.38	$14.46	$15.15*
Shares
Outstanding	8,285,595	1,010,835	1,070,842	29,768*

* Class I shares of Calvert New Vision Small Cap were liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment. For the purpose of this pro forma capitalization, pro forma shares of Calvert New Vision Small Cap to be issued to CSIF Technology’s Class I shareholders are calculated based on Calvert New Vision Small Cap’s Class A net asset value.

** The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Fund on the acquisition date.

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Sales Charges.

CLASS A

Both Funds' Class A shares are offered at net asset value plus a front-end sales charge as follows:

	Sales Charge as	% of Amount

Your investment:

% of offering price

Invested

Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None*	None*

*Purchases of shares at net asset value for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a one-year contingent deferred sales charge (CDSC) of 0.80%.

CLASS B

If you hold Class B shares, there is no front-end sales charge like Class A, but if you sell the shares within the first 6 years, you will have to pay a CDSC as follows:

Time Since Purchase	CDSC
1st year	5%
2nd year	4%
3rd year	4%
4th year	3%
5th year	2%
6th year	1%
After 6 years	None

CLASS C

If you hold Class C shares, there is no front-end sales charge like Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC.

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Imposition of CDSC. Shareholders of Calvert New Vision Small Cap will be able to apply the years they have been a shareholder of classes of shares of CSIF Technology for the purpose of determining any imposition of a CDSD for the classes of shares of Calvert New Vision Small Cap you receive pursuant to the Reorganization.

Minimum Initial Investment. The minimum initial investment for both Funds’ Class A, B and C shares is $2,000 and the minimum subsequent investment is $250. Both Funds may charge a $2 service fee on purchases of less than $250. The minimum initial investment for both Funds’ Class I shares is $1,000,000, and there is no minimum subsequent investment.

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Exchange Privileges. Shareholders of both Funds may exchange Fund shares for the same class of a variety of other Calvert Funds. Each such exchange represents a sale of Fund shares, which may produce a gain or loss for tax purposes. There is no additional charge for exchanges. Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Both Funds and the distributor reserve the right at any time to reject or cancel any part of any purchase; modify any terms or conditions of purchase of shares of the Funds; or withdraw all or any part of the offering made by the prospectus. To protect the interests of investors, both Funds and the distributor may reject any order considered market-timing activity.

Both Funds reserve the right to terminate or modify the exchange privilege with 60 days' written notice.

Distribution Procedures. Both Funds pay dividends from their respective net investment income annually. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year. Neither Fund anticipates making any such distributions until available capital loss carryovers have been used or have expired. Shareholders of both Funds may reinvest dividends and distributions. Your existing election in CSIF Technology with respect to dividends and/or capital gains will be continued with respect to the shares of Calvert New Vision Small Cap you acquire in connection with the Reorganization unless you notify Calvert New Vision Small Cap of a new election.

Redemption Procedures. At any time and in any amount, shares of either Fund may be redeemed by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. This letter of instruction must be signed by all required authorized signers. Further documentation may be required from corporations, fiduciaries, pension plans, and institutional investors.

Shares may also be redeemed by telephone or through brokers. Both Funds may impose a charge of $5 for wire transfers of less than $1,000. Both also may, after 30 days' notice, close your account if it falls below $1,000 ($1,000,000 for Class I shares) and the balance is not brought up to the required minimum amount.

Valuation Practices. Both Funds' assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Funds' Investment Advisor under the supervision of the respective Board of Trustees.

Both Funds determine the net asset value of their shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

RISK FACTORS

Many of the risks associated with an investment in Calvert New Vision Small Cap are substantially similar to the risks associated with an investment in CSIF Technology. General risks attendant to investing in any Fund would be that shareholders could lose money on their investment in the Funds, or the Funds could underperform. Additional risks of these Funds include: (1) the stock market goes down and (2) the individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result.

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The primary difference in risk stems from CSIF Technology's ability as a non-diversified fund to invest only in stocks in companies involved in the development, advancement, and use of technology. The technology sector involves special risks, such as the faster rate of change and obsolescence of technological advances, and has been among the most volatile sectors of the stock market. The Fund's share price is likely to be more volatile than other funds that do not concentrate in one market sector. In contrast, Calvert New Vision Small Cap includes companies with a total capitalization of less than $2 billion at the time of the Fund’s initial investment, and investing in small cap funds involves a higher degree of risk due to volatility of investments. Further, Calvert New Vision Small Cap may own less than 60 securities, so the Fund's risk is increased because each investment has a greater impact on the Fund's performance.

As a result of the Reorganization, the risk factors applicable to an investment in CSIF Technology will be modified by and may be lowered due to the ability of Calvert New Vision Small Cap to invest in a more diverse portfolio of stocks; however, Calvert New Vision Small Cap may be faced with different risk factors due to its concentration in small cap stocks, as discussed above.

Certain of the current holdings of CSIF Technology may not meet the investment objective and policies of Calvert New Vision Small Cap. In reconciling the investment policies of both Funds, the Advisor and Subadvisor will begin to transition the portfolio holdings from CSIF Technology to Calvert New Vision Small Cap. To the extent that certain of these holdings transfer to Calvert New Vision Small Cap following the Reorganization, minimal transaction costs could be incurred in transitioning these holdings out of that Fund.

Please refer to the prior discussion on capital loss carryforwards with respect to the tax effect of transitioning holdings out of Calvert New Vision Small Cap following the Reorganization; however, it is not anticipated that there will be a significant tax effect upon Calvert New Vision Small Cap pursuant to the Reorganization.

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PERFORMANCE

CSIF Technology Bar Chart and Performance Table*

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the PSE 100 Technology Index. This is a widely recognized, unmanaged index of common stock prices in the technology sector. It also shows the Fund's returns compared to the Lipper Science and Technology Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund’s other classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

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Year-To-Date Total Returns (as of 11-30-02)

(with maximum sales charge deducted)

CSIF Technology: Class A1	(43.32%)
CSIF Technology: Class B	(43.93%)
CSIF Technology: Class C	(41.43%)
CSIF Technology: Class I	(39.82%)
PSE 100 Technology Index	(25.26%)
Lipper Science and Technology
Funds Average	(34.18%)

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CSIF Technology

Year-by-Year Total Return

(Class A return at NAV)

[INSERT BAR CHART HERE]

Best Quarter (of periods shown)           Q4 '01             42.56%

Worst Quarter (of periods shown)        Q3 '01 (44.84%)

Average Annual Total Returns (as of 12-31-01)

(with maximum sales charge deducted)

	1 year	5 year	10 year
CSIF Technology: Class A1	(47.00%)	N/A	N/A
CSIF Technology: Class B	(47.64%)	N/A	N/A
CSIF Technology: Class C	(45.51%)	N/A	N/A
CSIF Technology: Class I	(44.00%)	N/A	N/A
PSE 100 Technology Index	(15.59%)	N/A	N/A
Lipper Science and Technology
Funds Average	(37.55%)	N/A	N/A

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1 Since inception Class A (10/31/00) (58.94%); PSE 100 Technology Index (29.24%); and Lipper Science and Technology Funds Average (54.69%).

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After-Tax Returns (Class A) for periods ended September 30, 2002:

	1 year	Since
		Inception*
Return Before Taxes	(40.83%)	(62.34%)
Return After Taxes
on Distributions	(40.83%)	(62.34%)
Return After Taxes on
Distributions and
Sale of Fund Shares	(24.87%)	(44.53%)
PSE 100 Technology Index**	(25.42%)	(38.24%)
Lipper Science and
Technology Funds
Average**	(34.13%)	(54.44%)

* The inception date for Class A shares was October 31, 2000.

**Reflects no deduction for fees, expenses or taxes.

NOTE: The after-tax returns are for only one class offered by the Fund and the after-tax returns for the other classes will vary.

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Calvert New Vision Small Cap Bar Chart and Performance Table

The bar chart and table below show the Fund’s annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund’s performance over time to that of the Russell 2000 Index. This is a widely recognized, unmanaged index of common stock prices. It also shows the Fund’s returns compared to the Lipper Small-Cap Core Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund’s other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table.

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Year-To-Date Total Returns (as of 11-30-02)

(with maximum sales charge deducted)

New Vision Small Cap: Class A1	(18.77%)
New Vision Small Cap: Class B	(19.74%)
New Vision Small Cap: Class C	(16.24%)
New Vision Small Cap: Class I:	N/A*
Russell 2000 Index TR	(15.80%)
Lipper Small Cap Core Funds
Average	(14.44%)

* Class I shares of New Vision Small Cap were liquidated on January 18, 2002.

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New Vision Small Cap

Year-by-Year Total Return

(Class A return at NAV)

[INSERT BAR CHART HERE]

Best Quarter (of periods shown)           Q4 ’99             23.57%

Worst Quarter (of periods shown)        Q3 ’98 (21.82%)

Average Annual Total Returns (as of 12-31-01)

(with maximum sales charge deducted)

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	1 year	5 years	10 years
New Vision Small Cap: Class A1	2.51%	N/A	N/A
New Vision Small Cap: Class B	1.45%	N/A	N/A
New Vision Small Cap: Class C	5.68%	N/A	N/A
New Vision Small Cap: Class I	8.04%	N/A	N./A
Russell 2000 Index TR	2.49%	N/A	N/A
Lipper Small Cap Core Funds
Average	7.65%	N/A	N/A

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1 From inception Class A (1/31/97) 4.79%; Russell 2000 Index TR 7.22%; and Lipper Small Cap Core Funds Average 9.84%.

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After-Tax Returns (Class A) for periods ended September 30, 2002:

	1 year	5 years	Since
			Inception*
Return Before Taxes	(13.96%)	(1.55%)	(0.63%)
Return After Taxes
on Distributions	(14.43%)	(2.31%)	(1.31%)
Return After Taxes on
Distributions and Sale
of Fund Shares	(8.12%)	(1.50%)	(0.75%)
Russell 2000 Index TR**	(9.30%)	(3.19%)	0.96%
Lipper Small Cap Core
Funds Average**	(6.62%)	(0.10%)	4.34%

*The inception date for Class A shares was January 31, 1997.

**Reflects no deduction for fees, expenses or taxes.

NOTE: The after-tax returns are for only one class offered by the Fund and the after-tax returns for the other classes will vary.

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REASONS FOR THE REORGANIZATION

The Trustees of Calvert Social Investment Fund believe that the proposed Reorganization is in the best interest of shareholders. At a special meeting of the Trustees held on November 15, 2002, the Trustees reviewed the myriad of challenges threatening the continuation of CSIF Technology, which include the following factors: (1) the poor performance relative to its peers and the market; (2) the realization that it is unlikely that the Fund will obtain relative good performance in the foreseeable future as it will take new outperformance by the technology sector and superior performance on a relative basis by the Fund for it to develop a good 3-year performance record; (3) the steady decline in assets due to the market volatility in the technology sector; (4) the realization that demand for a fund investing primarily in technology stocks has greatly diminished due to current market conditions; (5) absent Calvert’s voluntary expense cap, the realization that to continue the Fund will be very costly to shareholders as the Fund’s operating expense ratio is at an unacceptable level; and (6) the results of in-depth analysis that finds Calvert New Vision Small Cap to have a similar investment objective and identical social screens as CSIF Technology. Management recommended combining CSIF Technology with the Calvert New Vision Small Cap Fund, a series of The Calvert Fund. In connection with their consideration of these matters, the Trustees were also advised by both Fund counsel and counsel to the Independent Trustees of their fiduciary responsibilities to CSIF Technology's shareholders and the legal issues involved.

In addition, the Trustees considered a number of additional factors, including, but not limited to: (1) the capabilities, investment experience, and resources of Calvert New Vision Small Cap, its Advisor and Subadvisor, and other service providers in the area of social research and analysis; (2) the expenses and advisory fees applicable to CSIF Technology before the Reorganization and the estimated lower expense ratios for shareholders in Calvert New Vision Small Cap after the Reorganization, compared to those of CSIF Technology; (3) the terms and conditions of the Agreement and Plan of Reorganization and the expectation that the Reorganization would not result in dilution of current CSIF Technology shareholders' interests; (4) the economies of scale expected to be realizable as a result of the Reorganization; (5) the service features available to shareholders of both CSIF Technology and Calvert New Vision Small Cap; (6) the costs estimated to be incurred to complete the Reorganization; (7) the current size and future growth prospects of Calvert New Vision Small Cap; and (8) the anticipated non-taxable treatment of the Reorganization for federal income tax purposes. Thus, when considering all of the above factors, the Trustees determined that the Reorganization of CSIF Technology into Calvert New Vision Small Cap would clearly be in the best interest of CSIF Technology and of its shareholders.

After this discussion, and following a review of the materials and the terms of the proposed Agreement and Plan of Reorganization, the non-interested Trustees unanimously approved the reorganization proposal and recommended its approval by CSIF Technology's shareholders. In connection with the approval, the Trustees considered among other things, the following more technical points of the possible merger:

• The fact that there is no assurance that the current expense waiver and/or reimbursement applicable to CSIF Technology would continue after January 31, 2003;

• Because the Reorganization will be effected on the basis that the net asset value of Calvert New Vision Small Cap following the Reorganization will be the same as the net asset value of CSIF Technology immediately prior to the Reorganization, shareholders of CSIF Technology will not experience any dilution in the value of their investment as a result of the Reorganization;

• CSIF Technology and Calvert New Vision Small Cap each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free for federal income tax purposes; and

• Calvert Asset Management Company, Inc., as the Advisor to CSIF Technology, will pay the cost of the Reorganization incurred by the Fund.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed Agreement and Plan of Reorganization provides that Calvert New Vision Small Cap will acquire all the assets of CSIF Technology in exchange for shares of Calvert New Vision Small Cap on January 24, 2003. A copy of a form of the Plan is attached as Exhibit A to this Proxy Statement. The material terms of the Plan are summarized below; nonetheless, discussion of the Plan herein is qualified in its entirety by reference to the Plan in Exhibit A. The number of full and fractional Calvert New Vision Small Cap shares of each class to be issued to shareholders of CSIF Technology will equal the value of the shares of the corresponding class of CSIF Technology outstanding immediately prior to the Reorganization. Portfolio securities of CSIF Technology will be valued in accordance with the valuation practices of Calvert New Vision Small Cap (See, "About the Funds"). At the time of the Reorganization, CSIF Technology will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute its investment company taxable income to its shareholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, CSIF Technology will liquidate and distribute pro rata to its shareholders of record as of the close of business on January 24, 2003, the full and fractional Class A, Class B, Class C and Class I shares of Calvert New Vision Small Cap at an aggregate net asset value equal to the value of the shareholder's shares of the corresponding class in CSIF Technology next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Act by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Calvert New Vision Small Cap, representing the respective pro rata number of full and fractional shares of the applicable class of Calvert New Vision Small Cap due shareholders of CSIF Technology.

The consummation of the Plan is subject to the conditions set forth therein, including the following:

Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of CSIF Technology.

Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan, the respective representations and warranties contained in this Plan shall be true in all material respects as of the closing date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since September 30, 2002. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Funds and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to CSIF Technology, Calvert New Vision Small Cap, and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Prospectus and Proxy statement, and on such other written representations as CSIF Technology and Calvert New Vision Small Cap, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1)        Neither CSIF Technology nor Calvert New Vision Small Cap will recognize any gain or loss upon the transfer of the assets of CSIF Technology to Calvert New Vision Small Cap in exchange for Calvert New Vision Small Cap shares, and, in the case of CSIF Technology, upon the distribution (whether actual or constructive) of Calvert New Vision Small Cap shares to CSIF Technology shareholders in exchange for their shares of capital stock of CSIF Technology;

(2)        The shareholders of CSIF Technology who receive Calvert New Vision Small Cap shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of CSIF Technology for Calvert New Vision Small Cap shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3)        The tax basis of Calvert New Vision Small Cap shares received by shareholders of CSIF Technology will be the same as the tax basis of the shares of capital stock of CSIF Technology surrendered in the exchange; and the holding period of Calvert New Vision Small Cap shares received by each shareholder of CSIF Technology will include the period during which the shares of CSIF Technology exchanged therefor were held by such shareholder, provided the shares of CSIF Technology were held as a capital asset on the date of the Reorganization; and

(4)        The tax basis of CSIF Technology's assets acquired by Calvert New Vision Small Cap will be the same as the tax basis of such assets to CSIF Technology immediately prior to the Reorganization, and the holding period of the assets of CSIF Technology in the hands of Calvert New Vision Small Cap will include the period during which those assets were held by CSIF Technology.

The Plan may be terminated, and the Reorganization abandoned, at any time before or after approval by shareholders of CSIF Technology, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan, CSIF Technology and Calvert New Vision Small Cap are responsible for payment of their own expenses incurred in connection with the Reorganization; but as stated earlier, Calvert Asset Management Company, Inc., as investment advisor to CSIF Technology, has agreed to pay these expenses for the Fund.

Description of Calvert New Vision Small Cap Shares. Full and fractional shares of Calvert New Vision Small Cap will be issued to each shareholder in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction.  Shareholders of CSIF Technology should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of CSIF Technology should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses. After the Reorganization, the total operating expenses of the surviving Calvert New Vision Small Cap, as a percent of net assets, are estimated to be less than the current operating expenses for CSIF Technology (including any current fee waiver or expense reimbursement applicable to CSIF Technology). In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by CSIF Technology shareholders.

INFORMATION ABOUT CALVERT NEW VISION SMALL CAP

As discussed above, the investment objective, principal investment strategies, and investment practices of Calvert New Vision Small Cap are complimentary of those for CSIF Technology.

Objective. Calvert New Vision Small Cap seeks to provide long-term capital appreciation by investing primarily in small-cap stocks that meet the Fund’s investment and social criteria.

Principal Investment Strategies. At least 80% of the Fund’s assets will be invested in the common stocks of small-cap companies. Returns in the Fund will be mostly from the changes in the price of the Fund’s holdings (capital appreciation).

The Fund currently defines small-cap companies as those with market capitalization of $2 billion or less at the time the Fund initially invests.

The Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

Principal Risks. You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

• The stock market goes down

• The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result

• Prices of small-cap stocks may respond to market activity differently than larger more established companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Selection Process. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Fund must meet the minimum standards for all its financial and social criteria.

Although the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor believe there are sufficient investment opportunities to permit full investment among issuers, which satisfy the Fund's investment and social objectives.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria. Calvert New Vision Small Cap invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, Management believes that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

Calvert New Vision Small Cap has developed social investment criteria, detailed below. These criteria represent standards of behavior, which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Trustees without shareholder approval.

Calvert New Vision Small Cap seeks to invest in companies that:

• Deliver safe products and services in ways that sustain our natural environment. For example, the Fund looks for companies that produce energy from renewable resources, while avoiding consistent polluters.

• Manage with participation throughout the organization in defining and achieving objectives. For example, the Fund looks for companies that offer employee stock ownership or profit-sharing plans.

• Negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the EEOC, and provide opportunities for women, people of color, disadvantaged minorities, and others for whom equal opportunities have often been denied.  For example, the Fund considers both unionized and non-union firms with good labor relations.

• Foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreate a context within which these goals can be realized.  For example, the Fund looks for companies with an above average commitment to community affairs and charitable giving.

Calvert New Vision Small Cap seeks to avoid investing in companies that Calvert determines to be significantly engaged in:

• Business activities in support of repressive regimes

• Production of, or the manufacture of equipment to produce, nuclear energy

• Manufacture of weapon systems

• Manufacture of alcoholic beverages or tobacco products

• Operation of gambling casinos

• A pattern and practice of violating the rights of American Indians and other indigenous peoples

High Social Impact Investments. High Social Impact Investments is a program that targets up to 1% of Calvert New Vision Small Cap's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, they have a significant social return by making a tremendous difference in our local communities. High Social Impact Investments are valued under the direction and control of the Fund's Board.

Pursuant to an exemptive order, the Fund invests those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes from the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from Calvert Group, organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities. The Fund may also invest directly in high social impact issuers.

Management.

Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is Calvert New Vision Small Cap's investment advisor. The Advisor provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. It has been managing mutual funds since 1976. It is the investment advisor for over 30 mutual fund portfolios. As of

November 30, 2002, the Advisor had approximately $8.7 billion in assets under management.

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Awad Asset Management, Inc. (Awad), 250 Park Avenue, New York, NY 10177, a subsidiary of Raymond James & Associates, has served as the investment subadvisor to Calvert New Vision Small Cap since 1997. The firm specializes in the management of small-capitalization growth stocks. They emphasize a growth-at-a-reasonable-price investment philosophy.

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James Awad, President of Awad, founded the firm in 1992. He heads the portfolio management team for New Vision Small Cap. Mr. Awad has more than 30 years experience in the investment business, holding positions with firms such as Neuberger & Berman and First Investors Corporation.

Advisory Fees. The Calvert New Vision Small Cap's advisory agreement provides for the Fund to pay the Advisor a fee of 0.75% of the Fund's average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the principal underwriter and distributor for Calvert New Vision Small Cap. The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The table below shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by each Fund for the most recent fiscal year. The fees are based on average daily net assets by particular Class.

Maximum Payable under Plan/Amount Actually Paid

Class A                        Class B                        Class C

0.25%/0.25%               1.00%/1.00%               1.00%/1.00%

Other Management Arrangements.

Calvert Administrative Services Company, an affiliate of the Advisor, is the Fund's administrator.

National Financial Data Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the Fund's shareholder servicing agent.

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Fund Expenses. Management does not expect fund expenses, as disclosed in the September 30, 2002 Annual Report to Shareholders for Calvert New Vision Small Cap, to materially deviate in the upcoming fiscal year.

Management’s Discussion of Calvert New Vision Small Cap.

James Awad of AWAD Asset Management

How did the Fund perform?
During the twelve months ended September 30, 2002, the Calvert New Vision Small Cap Fund's Class A Shares returned -9.65% versus the --9.30% return of the Russell 2000 Index benchmark.

What was the Economic Climate?
The past twelve months have been marked by declining prices and shaken investor confidence attributable to such factors as reports of false accounting, corporate malfeasance, the ethics behind some Wall Street research, the looming conflict with Iraq, and a slower than hoped for rebound in corporate profits.  Our Fund, like many others, has been negatively impacted by these concerns, despite making reasonable returns from January through April of 2002.

What was your Strategy?
Our results were driven by stock selection rather than by asset allocation, though the stock selection process gradually moved us away from more defensive issues to those that will benefit from an eventual recovery in the economy.

The positions that had the most positive effect on the Fund were North Fork Bankcorp, Startek, Hall Kinion & Associates, Capital Crossing Bank, and Valassis Communications. Offsetting these gains were our holdings in Commscope, Axcelis Technologies, Source Corp., Handleman and Sola International.

Calvert New Vision Small Cap Fund Portfolio Statistics
September 30, 2002

Investment Performance	6 Months	12 Months
	ended	Ended
	9/30/02	9/30/02
Class A	(27.68%)	(9.65%)
Class B	(28.11%)	(10.59%)
Class C	(28.06%)	(10.49%)
Russell 2000 Index TR	(27.97%)	(9.30%)
Lipper Small-Cap Core Funds Avg.	(25.52%)	(6.62%)

Ten Largest Stock Holdings

% of Net Assets
Investment Technology Group, Inc.	4.1%
Barra, Inc.	3.7%
Apogent Technologies, Inc.	3.5%
North Fork Bancorp., Inc.	3.3%
Taro Pharmaceuticals Industries	3.3%
Corn Products Int'l, Inc.	3.2%
Source Corp.	3.1%
Plantronics, Inc.	3.0%
Viad Corp.	3.0%
Cognex Corp.	2.9%
Total	33.1%

Asset Allocation

Stocks	94%
Cash & Cash Equivalents	6%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.
TR represents total return.
Source: Lipper Analytical Services, Inc.

What is your Outlook?
The next several months pose several challenges. The economy is improving, but the process has been and will likely remain frustratingly slow. Companies with flawed business models and accounting practices will come under increasing scrutiny from the capital markets. The unsettling situation with Iraq will likely be with us for some time and may forestall economic turnaround.

Once all of the negatives are priced into the markets and the long-term positives are no longer ignored, there will be some excellent opportunities for those who measure their investment results in years rather than months. Here's why:

1.	The U.S. has the strongest economy in the world.

2.	U.S. corporations are the low cost producers and technology leaders in all-important industries. Our companies are the most productive in the world and their lead is growing.

3.	The vast majority of managements are honest, preside over clean accounting and have sound corporate governance.

Portfolio Statistics
September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(13.96%)
Five year	(1.55%)
Since inception	(0.63%)
(1/31/97)

Class B Shares
One year	(15.06%)
Since inception	(2.90%)
(4/1/98)
Class C Shares
One year	(11.38%)
Five year	(1.40%)
Since inception	(0.53%)
(1/31/97)

Class I Shares*

*Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

New subadvisor assumed management of the Fund effective October 1997.

Performance Comparison
Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the indices used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Statistics
September 30, 2002

Portfolio Characteristics	New Vision	Russell
	Small Cap	2000
	Fund	Index
Number of Stocks	41	1979
Median Market
Capitalization ($bil)	0.62	0.54
(by portfolio weight)
Price/Earnings Ratio	26.65	47.20
Earnings Per Share Growth	12.62%	9.65%
Yield	0.89%	1.58%
(return on capital investment)

Source: Vestek

Volatility Measures*	Versus
	Russell	Versus
	2000	S&P 500
	Index	Index
Beta1	0.86	0.93
R-Squared2	82.60%	50.90%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the indexes for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

During periods of frustration investors tend to throw out the baby with the bath water.  Those who buy the "babies" during this period will likely end up being rewarded over time. Characteristics we look for in identifying companies to buy are:

1. Sustainable earnings growth
2. Honest accounting
3. Strong balance sheets
4. Strong internal excess cash flow
5. Sensible valuation
6. High insider stock ownership

We believe the Fund is filled with companies that meet these characteristics.

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SHAREHOLDER INFORMATION FOR

CALVERT NEW VISION SMALL CAP

How Shares Are Priced. The price of shares is based on Calvert New Vision Small Cap's net asset value (NAV). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. Since the Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

Portfolio securities and other assets are valued based on market quotations. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time). The Fund is open for business each day the NYSE is open.

When Your Account Will Be Credited. Your purchase will be processed at the NAV next calculated after your order is received and in good order. All of your purchases must be made in U.S. dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. Calvert New Vision Small Cap reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum (for Classes A, B and C) for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Dividends, Capital Gains and Taxes. Calvert New Vision Small Cap pays dividends from its net investment income annually. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Federal Taxes. In January, Calvert New Vision Small Cap will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares, which were sold. However if you hold your Fund shares for less than six months and sell them at a loss, your capital loss will be long-term to the extent of any capital gain dividends you received. In January, Calvert New Vision Small Cap will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information. In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

How To Sell Shares. You may redeem all or a portion of your shares on any day Calvert New Vision Small Cap is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated (less any applicable CDSC) after your redemption request is received by the transfer agent in good order. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. Calvert New Vision Small Cap has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the SEC, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Calvert New Vision Small Cap is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The Technology Portfolio is a series of Calvert Social Investment Fund, a Massachusetts business trust, and the New Vision Small Cap Fund is a series of The Calvert Fund, also a Massachusetts business trust. With both Funds organized under the same state statute as part of the Calvert Family of Funds, they share materially identical Declarations of Trust and By-laws.

GENERAL INFORMATION ABOUT THE FUNDS

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Information about CSIF Technology is included in a prospectus, which all shareholders have received. Further information is included in that Fund's Statement of Additional Information. Both that Prospectus (dated January 31, 2002, revised October 25, 2002 for Classes A, B and C, and dated January 31, 2002, revised November 19, 2002 for Class I) and Statement of Additional Information (dated January 31, 2002). You may obtain additional copies for CSIF Technology, or this same information for Calvert New Vision Small Cap, by calling or writing the respective Fund at the address and phone number appearing below. Quarterly, semi-annual, and annual reports of both Funds are also available by writing that Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. CSIF Technology and Calvert New Vision Small Cap are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the SEC. These reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. at 450 Fifth Street, N.W. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Funds.

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FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports to shareholders of CSIF Technology and the Annual Reports to shareholders of Calvert New Vision Small Cap for the period ended September 30, 2002, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent accountants to both Funds, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

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At the time of issuance of the Semi-Annual Reports dated March 31, 2002, Arthur Andersen LLP was the independent accountants for both Funds. Arthur Andersen has not consented to be named in the registration statement relating to this Prospectus/Proxy Statement and the requirement that its consent be included in the registration statement is dispensed with under applicable rules of the SEC because Calvert Social Investment Fund and the Calvert Fund had not already obtained such consent and after reasonable efforts have been unable to do so. The consequences are that, under the Securities Act of 1933, as amended (the "1933 Act"), in general investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant; however, in this case, because the consent of Arthur Andersen has not and cannot be obtained, shareholders of Calvert Social Investment Fund may be unable to bring an action under the 1933 Act against Arthur Andersen in respect of the audited financial statements of the Fund incorporated by reference into this Prospectus and Proxy Statement, and in any event will not have the benefit of claiming that such audited financial statements were so included with the consent of, or expertised by, Arthur Andersen.

Financial Highlights.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five (5) fiscal years (or if shorter, the period of the Fund's operations). The Fund's fiscal year end is September 30. Certain information reflects financial results for a single share, by Fund and Class. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions), and does not reflect any applicable front- or back-end sales charge. The information for 2002 has been audited by KPMG LLP whose report, along with a Fund's financial statements, are included in the Fund's annual report, which is available upon request. The information for 2000 and 2001 has been audited by Arthur Andersen LLP. The information for years presented prior to September 30, 2000 has been audited by other auditors.
	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$15.39	$18.43
Income from investment operations
Net investment income (loss)	.19	(.11)
Net realized and unrealized gain (loss)	(1.60)	(1.51)
Total from investment operations	(1.41)	(1.62)
Distributions from
Net realized gain	(.37)	(1.42)
Total distributions	(.37)	(1.42)
Total increase (decrease) in net asset value	(1.78)	(3.04)
Net asset value, ending	$13.61	$15.39
Total return*	(9.65%)	(8.99%)
Ratios to average net assets:
Net investment income (loss)	1.11%	(.66%)
Total expenses	1.70%	1.76%
Expenses before offsets	1.70%	1.72%
Net expenses	1.70%	1.63%
Portfolio turnover	41%	66%
Net assets, ending (in thousands)	$109,207	$84,979

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$13.49	$12.04	$15.65
Income from investment operations
Net investment income (loss)	(.13)	(.05)	(.02)
Net realized and unrealized gain (loss)	5.07	1.50	(3.55)
Total from investment operations	4.94	1.45	(3.57)
Distributions from
Net realized gain	--	--	(.04)
Total distributions	--	--	(.04)
Total increase (decrease) in net asset value	4.94	1.45	(3.61)
Net asset value, ending	$18.43	$13.49	$12.04
Total return*	36.62%	12.04%	(22.86%)
Ratios to average net assets:
Net investment income (loss)	(.82%)	(.39%)	(.17%)
Total expenses	1.79%	1.96%	1.88%
Expenses before offsets	1.76%	1.93%	1.82%
Net expenses	1.50%	1.66%	1.71%
Portfolio turnover	113%	68%	68%
Net assets, ending (in thousands)	$79,641	$52,961	$61,765

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.80	$17.96	$13.29
Income from investment operations
Net investment income (loss)	.03	(.27)	(.30)
Net realized and unrealized gain (loss)	(1.52)	(1.47)	4.97
Total from investment operations	(1.49)	(1.74)	4.67
Distributions from
Net realized gain	(.37)	(1.42)	--
Total distributions	(.37)	(1.42)	--
Total increase (decrease) in net asset value	(1.86)	(3.16)	4.67
Net asset value, ending	$12.94	$14.80	$17.96
Total return*	(10.59%)	(9.96%)	35.14%
Ratios to average net assets:
Net investment income (loss)	.18%	(1.74%)	(1.86%)
Total expenses	2.76%	2.87%	2.97%
Expenses before offsets	2.76%	2.82%	2.94%
Net expenses	2.76%	2.71%	2.52%
Portfolio turnover	41%	66%	113%
Net assets, ending (in thousands)	$11,878	$6,477	$4,484

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998#
Net asset value, beginning	$12.01	$16.18
Income from investment operations
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	1.43	(4.12)
Total from investment operations	1.28	(4.17)
Total increase (decrease) in net asset value	1.28	(4.17)
Net asset value, ending	$13.29	$12.01
Total return*	10.66%	(25.77%)
Ratios to average net assets:
Net investment income (loss)	(1.68%)	(1.39%) (a)
Total expenses	3.87%	7.68% (a)
Expenses before offsets	3.33%	3.40% (a)
Net expenses	2.93%	2.99% (a)
Portfolio turnover	68%	68%
Net assets, ending (in thousands)	$1,504	$523

	Years Ended
	September 30,	September 30,
Class C Shares	2002	2001
Net asset value, beginning	$14.85	$17.99
Income from investment operations
Net investment income (loss)	.04	(.24)
Net realized and unrealized gain (loss)	(1.52)	(1.48)
Total from investment operations	(1.48)	(1.72)
Distributions from
Net realized gain	(.37)	(1.42)
Total distributions	(.37)	(1.42)
Total increase (decrease) in net asset value	(1.85)	(3.14)
Net asset value, ending	$13.00	$14.85
Total return*	(10.49%)	(9.83%)
Ratios to average net assets:
Net investment income (loss)	0.27%	(1.56%)
Total expenses	2.60%	2.69%
Expenses before offsets	2.60%	2.65%
Net expenses	2.59%	2.54%
Portfolio turnover	41%	66%
Net assets, ending (in thousands)	$13,260	$8,489

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$13.27	$11.95	$15.62
Income from investment operations
Net investment income (loss)	(.26)	(.22)	(.15)
Net realized and unrealized gain (loss)	4.98	1.54	(3.48)
Total from investment operations	4.72	1.32	(3.63)
Distributions from
Net realized gain	--	--	(.04)
Total distributions	--	--	(.04)
Total increase (decrease) in net asset value	4.72	1.32	(3.67)
Net asset value, ending	$17.99	$13.27	$11.95
Total return*	35.57%	11.05%	(23.31%)
Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.27%)	(1.15%)
Total expenses	2.68%	2.87%	2.94%
Expenses before offsets	2.65%	2.84%	2.78%
Net expenses	2.33%	2.53%	2.64%
Portfolio turnover	113%	68%	68%
Net assets, ending (in thousands)	$8,799	$6,215	$7,097

	Periods Ended
	January 18,	September 30,
Class I Shares	2002+	2001
Net asset value, beginning	$15.76	$18.77
Income from investment operations
Net investment income (loss)	(.02)	.04
Net realized and unrealized gain (loss)	2.16	(1.63)
Total from investment operations	2.14	(1.59)
Distributions from
Net realized gain	(.37)	(1.42)
Total distributions	(.37)	(1.42)
Total increase (decrease) in net asset value	1.77	(3.01)
Net asset value, ending	$17.53	$15.76
Total return*	13.58%	(8.65%)
Ratios to average net assets:
Net investment income (loss)	(.35%) (a)	.25%
Total expenses	1,179.31% (a)	64.09%
Expenses before offsets	.70% (a)	3.71%
Net expenses	.70% (a)	.82%
Portfolio turnover	11%	66%
Net assets, ending (in thousands)	$0	$1

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999##
Net asset value, beginning	$13.57	$12.20
Income from investment operations
Net investment income (loss)	(.03)	.03
Net realized and unrealized gain (loss)	5.23	1.34
Total from investment operations	5.20	1.37
Distributions from
Net realized gain	--	--
Total distributions	--	--
Total increase (decrease) in net asset value	5.20	1.37
Net asset value, ending	$18.77	$13.57
Total return*	38.32%	11.23%
Ratios to average net assets:
Net investment income (loss)	(.14%)	.36% (a)
Total expenses	1.64%	1.87% (a)
Expenses before offsets	.98%	.93% (a)
Net expenses	.82%	.82% (a)
Portfolio turnover	113%	68%
Net assets, ending (in thousands)	$46	$1,314

(a)	Annualized
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From April 1, 1998 inception.
##	From March 1, 1999 inception.
+	Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

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VOTING INFORMATION

Proxies from the shareholders of CSIF Technology Inc. are being solicited by the Trustees for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. Eastern Time on Friday, January 24, 2003, or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of CSIF Technology or by proxy soliciting firms retained for this purpose.

Quorum. If a quorum (more than 50% of the outstanding shares of CSIF Technology) is represented at the meeting, the vote of a majority of the outstanding shares of CSIF Technology is required for approval of the Reorganization into Calvert New Vision Small Cap. The vote of a majority of the outstanding shares means the vote of the lesser of: (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described in this Prospectus and Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this Prospectus and Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Calvert Social Investment Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of Calvert New Vision Small Cap are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.

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Record Date. Shareholders of CSIF Technology of record at the close of business on December 6, 2002 (record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of November 30, 2002, as shown on the books of CSIF Technology, there were issued and outstanding 948,921.857 shares. As of November 30, 2002, the officers and Trustees of Calvert Social Investment Fund as a group, beneficially owned less than 1% of the outstanding shares of CSIF Technology.

As of November 30, 2002, the following shareholders owned of record 5% or more of the shares of the Fund:

Name and Address                               % of Ownership

Charles Schwab & Co., Inc.                 8.27% of Class A

Reinvest Account

Attn:  Mutual Fund Department

101 Montgomery Street

San Francisco, CA  94104-4122

Gregory S. Allen                                   8.18% of Class A

Jill L. Allen JT WROS

1653 Indiana Street

Lawrence, KS  66044-4047

MLPF&S for the Sole Benefit

of its Customers                                    29.59% of Class B

Fund Administration 973U7

4800 Deer Lake Dr. E FL 3

Jacksonville, FL 32246-6484

Paine Webber for the Benefit of            5.37% of Class B

Priscilla J. Dressen Cust for

Alex Dressen Shipley UTMA-CO

1412 Independence Road

Fort Collins, CO  80526-1709

Joel Kaplan                                          5.59% of Class C

1227 James Circle

Lafayette, CO  80026-2809

First Clearing Corporation                    6.80% of Class C

A/C 3773-9061

Laurence B. Guttmacher &

Therese A. Caffery

90 Indian Trail

Rochester, NY  14622-3307

Name and Address                               % of Ownership

NFSC FEBO #0RP-033847                16.63% of Class C

NFS/FMTC IRA

FBO Larry A. Meucci

1674 Virginia Drive

Elk Grove, IL  60007-2954

NFSC FEBO #H6G-009164               7.15% of Class C

NFS/FMTC IRA

FBO Deborah A. Trojan

17640 Coronado Drive

Orland Park, IL  60467-8222

Ameritas Life Insurance Corp.              100.00% of Class I

Attn:  Tina Udell

P.O. Box 81889

Lincoln, NE  68501-1889

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SHAREHOLDER PROPOSALS

CSIF Technology has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy material must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS

The Board of Trustees of the Calvert Social Investment Fund does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Trustees

William M. Tartikoff, Esq.

Secretary

THE BOARD OF TRUSTEES OF THE CALVERT SOCIAL INVESTMENT FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 15, 2002, is between the Technology Portfolio, a series of Calvert Social Investment Fund ("CSIF Technology"), and the Calvert New Vision Small Cap Fund, a series of The Calvert Fund ("Calvert New Vision Small Cap").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.         SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of CSIF Technology shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Calvert New Vision Small Cap shall furnish to CSIF Technology such data and information as shall be reasonably requested by CSIF Technology for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.         REORGANIZATION

(a)        Plan of Reorganization. CSIF Technology will convey, transfer, and deliver to Calvert New Vision Small Cap all of the then-existing assets of CSIF Technology at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Calvert New Vision Small Cap agrees at the Closing:

(i)         to deliver to CSIF Technology in exchange for the assets the number of full and fractional shares of common stock of Calvert New Vision Small Cap ("Calvert New Vision Small Cap Shares") to be determined as follows:

                        In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of CSIF Technology Shares (rounded to the nearest millionth) by the net asset value per share of Calvert New Vision Small Cap (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of CSIF Technology as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to CSIF Technology, or to any of the shareholders of CSIF Technology upon distribution of Calvert New Vision Small Cap Shares to them; and

(ii)        not to assume any of CSIF Technology's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

(b)        Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)         the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of CSIF Technology at which the Plan will be considered, or

(ii)        such later date as the parties may mutually agree.

3.         VALUATION OF NET ASSETS

(a)        The value of CSIF Technology's net assets to be transferred to Calvert New Vision Small Cap under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert New Vision Small Cap's prospectus.

(b)        The net asset value per share of Calvert New Vision Small Cap Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert New Vision Small Cap's Controller using the same valuation procedures as set forth in Calvert New Vision Small Cap's prospectus.

(c)        A copy of the computation showing in reasonable detail the valuation of CSIF Technology's net assets to be transferred to Calvert New Vision Small Cap pursuant to Section 2 of this Agreement, certified by the Controller of CSIF Technology, shall be furnished by CSIF Technology to Calvert New Vision Small Cap at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert New Vision Small Cap Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert New Vision Small Cap, shall be furnished by Calvert New Vision Small Cap to CSIF Technology at the Closing.

4.         LIQUIDATION AND DISSOLUTION

(a)        As soon as practicable after the Closing Date, CSIF Technology will distribute pro rata to CSIF Technology shareholders of record as of the close of business on the Closing Date the shares of Calvert New Vision Small Cap received by CSIF Technology pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert New Vision Small Cap in the names of each such shareholder of CSIF Technology, representing the respective pro rata number of full shares and fractional interests in shares of Calvert New Vision Small Cap due to each. No such shareholder accounts shall be established by Calvert New Vision Small Cap or its transfer agent for Calvert New Vision Small Cap except pursuant to written instructions from CSIF Technology, and CSIF Technology agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former CSIF Technology shareholder a pro rata share of the number of shares of Calvert New Vision Small Cap received pursuant to Section 2(a) of this Agreement.

(b)        Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert New Vision Small Cap or its transfer agent to each shareholder of CSIF Technology receiving such distribution of shares of Calvert New Vision Small Cap informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c)        Share certificates representing holdings of shares of Calvert New Vision Small Cap shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Calvert New Vision Small Cap will be issued only for full shares of Calvert New Vision Small Cap and any fractional interests in shares shall be credited in the shareholder's account with Calvert New Vision Small Cap.

(d)        As promptly as is practicable after the liquidation of CSIF Technology, and in no event later than 12 months from the date of this Agreement, CSIF Technology shall be terminated pursuant to the provisions of the Plan and its By-laws and Declaration of Trust.

(e)        Immediately after the Closing Date, the share transfer books of CSIF Technology shall be closed and no transfer of shares shall thereafter be made on those books.

5.         DECLARATION OF TRUST AND BY-LAWS

(a)        Declaration of Trust. The Declaration of Trust of The Calvert Fund, which governs its series, Calvert New Vision Small Cap Fund, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust until amended as provided by law.

(b)        By-laws. The By-laws of The Calvert Fund, which govern its series, Calvert New Vision Small Cap Fund, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with said By-laws.

6.         REPRESENTATIONS AND WARRANTIES OF CALVERT NEW VISION SMALL CAP

(a)        Organization, Existence, etc. Calvert New Vision Small Cap is a duly organized series of The Calvert Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, Calvert New Vision Small Cap is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert New Vision Small Cap has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. The Calvert Fund, of which Calvert New Vision Small Cap is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization. Calvert New Vision Small Cap has an unlimited number of shares of beneficial interest, no par value, of which as of November 30, 2002, 10,174,879.796 shares were outstanding, and no shares were held in the treasury of Calvert New Vision Small Cap. All of the outstanding shares of Calvert New Vision Small Cap have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert New Vision Small Cap is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)        Shares to be Issued Upon Reorganization. Calvert New Vision Small Cap Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)        Authority Relative to this Agreement. The Calvert Fund has the power to enter into the Plan on behalf of its series, Calvert New Vision Small Cap, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of The Calvert Fund and no other proceedings by The Calvert Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert New Vision Small Cap is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f)         Liabilities. There are no liabilities of The Calvert Fund on behalf of its series, Calvert New Vision Small Cap, whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert New Vision Small Cap Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2002, or otherwise previously disclosed to CSIF Technology, none of which has been materially adverse to the business, assets or results of operations of Calvert New Vision Small Cap.

(g)        Litigation. To the knowledge of Calvert New Vision Small Cap there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert New Vision Small Cap or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts. Except for contracts and agreements previously disclosed to CSIF Technology under which no default exists, Calvert New Vision Small Cap is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Registration Statement. Calvert New Vision Small Cap shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Calvert New Vision Small Cap issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)         will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii)        will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert New Vision Small Cap, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CSIF Technology for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7. REPRESENTATIONS AND WARRANTIES OF CSIF TECHNOLOGY

(a)        Organization, Existence, etc. The Technology Portfolio is a duly organized series of the Calvert Social Investment Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, CSIF Technology is not qualified to do business as a foreign corporation under the laws of any jurisdiction. CSIF Technology has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. The Calvert Social Investment Fund, of which the Technology Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization. CSIF Technology has an unlimited number of shares of beneficial interest, no par value, of which as of November 30, 2002, 948,921.857 shares were outstanding, and no shares were held in the treasury of CSIF Technology. All of the outstanding shares of CSIF Technology have been duly authorized and are validly issued, fully paid, and non-assessable. Since CSIF Technology is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of CSIF Technology may change prior to the Effective Date of the Reorganization.

(d)        Financial Statements. The financial statements of CSIF Technology for the year ended September 30, 2002, ("CSIF Technology Financial Statements"), to be delivered to Calvert New Vision Small Cap, will fairly present the financial position of CSIF Technology as of September 30, 2002, and the results of its operations and changes in its net assets for the year then ended.

(e)        Authority Relative to the Plan. Calvert Social Investment Fund has the power to enter into the Plan on behalf of CSIF Technology and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Trustees of the Calvert Social Investment Fund and, except for approval by the holders of its capital stock, no other proceedings by the Calvert Social Investment Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CSIF Technology is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f)         Liabilities. There are no liabilities of CSIF Technology whether or not determined or determinable, other than liabilities disclosed or provided for in CSIF Technology Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2002, or otherwise previously disclosed to Calvert New Vision Small Cap, none of which has been materially adverse to the business, assets, or results of operations of CSIF Technology.

(g)        Litigation. To the knowledge of CSIF Technology there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect CSIF Technology or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts. Except for contracts and agreements previously disclosed to Calvert New Vision Small Cap under which no default exists, the Calvert Social Investment Fund on behalf of CSIF Technology is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of CSIF Technology have been filed for all taxable years up to and including the taxable year ended September 30, 2002, and all taxes payable pursuant to such returns have been paid. CSIF Technology has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of CSIF Technology since commencement of its operations.

(j)         Portfolio Securities. All securities to be listed in the schedule of investments of CSIF Technology as of the Effective Time of the Reorganization will be owned by the Calvert Social Investment Fund on behalf of CSIF Technology free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)        Registration Statement. CSIF Technology will cooperate with Calvert New Vision Small Cap in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to Calvert New Vision Small Cap the information relating to CSIF Technology required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to CSIF Technology:

(i)         will comply in all material respects with the provisions of the Securities Act and its Regulations, and

(ii)        will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert New Vision Small Cap, insofar as they relate to CSIF Technology, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CSIF Technology for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8.         CONDITIONS TO OBLIGATIONS OF CALVERT NEW VISION SMALL CAP

The obligations of Calvert New Vision Small Cap under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, CSIF Technology shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of CSIF Technology since September 30, 2002. Calvert New Vision Small Cap shall have received a certificate from CSIF Technology satisfactory in form and substance to Calvert New Vision Small Cap indicating that it has met the terms stated in this Section.

(b)        Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c)        Tax Opinion. Calvert New Vision Small Cap shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert New Vision Small Cap, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to CSIF Technology and the shareholders of CSIF Technology. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of CSIF Technology in connection with the Reorganization, and on such other written representations as CSIF Technology and Calvert New Vision Small Cap, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i)         neither CSIF Technology nor Calvert New Vision Small Cap will recognize any gain or loss upon the transfer of the assets of CSIF Technology to Calvert New Vision Small Cap in exchange for Calvert New Vision Small Cap Shares and upon the distribution (whether actual or constructive) of Calvert New Vision Small Cap Shares to the shareholders of CSIF Technology in exchange for their shares of capital stock of CSIF Technology;

(ii)        the shareholders of CSIF Technology who receive Calvert New Vision Small Cap Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of CSIF Technology for Calvert New Vision Small Cap Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii)       the basis of Calvert New Vision Small Cap Shares received by CSIF Technology's shareholders will be the same as the basis of the shares of capital stock of CSIF Technology surrendered in the exchange, the holding period of Calvert New Vision Small Cap shares received by each shareholder of CSIF Technology will include the period during which the shares of CSIF Technology exchanged therefor were held by such shareholder, provided the shares of CSIF Technology were held as a capital asset on the date of the Reorganization; and

(iv)       the basis of CSIF Technology's assets acquired by Calvert New Vision Small Cap will be the same as the basis of such assets to CSIF Technology immediately prior to the Reorganization, and the holding period of the assets of CSIF Technology in the hands of Calvert New Vision Small Cap will include the period during which those assets were held by CSIF Technology.

(d)        Opinion of Counsel. Calvert New Vision Small Cap shall have received the opinion of counsel for CSIF Technology, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert New Vision Small Cap, to the effect that:

(i)         the Calvert Social Investment Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii)        CSIF Technology is a series of the Calvert Social Investment Fund; and

(iii)       The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of the Calvert Social Investment Fund, and the Plan has been duly executed and delivered by the Calvert Social Investment Fund and, assuming due authorization, execution, and delivery of the Plan by The Calvert Fund, is a valid and binding obligation of the Calvert Social Investment Fund and its series, the Technology Portfolio.

9.         CONDITIONS TO OBLIGATIONS OF CSIF TECHNOLOGY

The obligations of CSIF Technology under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of the Calvert Social Investment Fund

(b)        Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert New Vision Small Cap shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert New Vision Small Cap since September 30, 2002. As of the Effective Time of the Reorganization, CSIF Technology shall have received a certificate from Calvert New Vision Small Cap satisfactory in form and substance to CSIF Technology indicating that it has met the terms stated in this Section.

(c)        Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d)        Tax Opinion. CSIF Technology shall have received the opinion of counsel, addressed to and in form and substance satisfactory to CSIF Technology, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert New Vision Small Cap and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of CSIF Technology in connection with the Reorganization, and on such other written representations as CSIF Technology and Calvert New Vision Small Cap, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i)         neither CSIF Technology nor Calvert New Vision Small Cap will recognize any gain or loss upon the transfer of the assets of CSIF Technology to Calvert New Vision Small Cap in exchange for Calvert New Vision Small Cap Shares and upon the distribution (whether actual or constructive) of Calvert New Vision Small Cap Shares to the shareholders of CSIF Technology in exchange for their shares of capital stock of CSIF Technology;

(ii)        the shareholders of CSIF Technology who receive Calvert New Vision Small Cap Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of CSIF Technology for Calvert New Vision Small Cap Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii)       the basis of Calvert New Vision Small Cap Shares received by CSIF Technology's shareholders will be the same as the basis of the shares of capital stock of CSIF Technology surrendered in the exchange, and the holding period of Calvert New Vision Small Cap shares received by each shareholder of CSIF Technology will include the period during which the shares of CSIF Technology exchanged therefor were held by such shareholder, provided the shares of CSIF Technology were held as a capital asset on the date of the Reorganization; and

(iv)       the basis of CSIF Technology assets acquired by Calvert New Vision Small Cap will be the same as the basis of such assets to CSIF Technology immediately prior to the Reorganization, and the holding period of the assets of CSIF Technology in the hands of Calvert New Vision Small Cap will include the period during which those assets were held by CSIF Technology.

(e)        Opinion of Counsel. CSIF Technology shall have received the opinion of counsel for Calvert New Vision Small Cap, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to CSIF Technology, to the effect that:

(i)         The Calvert Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii)        Calvert New Vision Small Cap is a series of The Calvert Fund;

(iii)       The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of The Calvert Fund, and the Plan has been duly executed and delivered by Calvert New Vision Small Cap and, assuming due authorization, execution, and delivery of the Plan by Calvert Social Investment Fund, is a valid and binding obligation of The Calvert Fund and its series, Calvert New Vision Small Cap;

(iv)       Calvert New Vision Small Cap shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert New Vision Small Cap.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,

WARRANTIES AND REPRESENTATIONS

(a)        The parties hereto may, by agreement in writing authorized by the Board of Trustees of each party, amend the Plan at any time before or after approval of the Plan by shareholders of CSIF Technology, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b)        At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)        CSIF Technology may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert New Vision Small Cap if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert New Vision Small Cap contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert New Vision Small Cap.

(d)        Calvert New Vision Small Cap may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to CSIF Technology if: (i) a material condition to its performance under this Agreement or a material covenant of CSIF Technology contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by CSIF Technology.

(e)        The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of CSIF Technology, without liability on the part of either party hereto or its respective Trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on January 31, 2003, if the Effective Time of the Reorganization is not on or prior to such date.

(f)         No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.       EXPENSES

Each Fund will bear its own expenses incurred in connection with this Reorganization.

12.       GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, CSIF Technology and Calvert New Vision Small Cap have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT SOCIAL INVESTMENT FUND

(SEAL)            on behalf of the TECHNOLOGY PORTFOLIO

Attest:

By:   /s/ Ivy Wafford Duke                                By:    /s/ Barbara J. Krumsiek

                                                                        Name:  Barbara J. Krumsiek

                                                                        Title:  President

THE CALVERT FUND

(SEAL)            on behalf of the

CALVERT NEW VISION SMALL CAP FUND

By:   /s/ Ivy Wafford Duke                                By:  /s/ William M. Tartikoff

                                                                        Name:  William M. Tartikoff

                                                                        Title:  Vice President

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PROXY

CALVERT SOCIAL INVESTMENT FUND

TECHNOLOGY PORTFOLIO

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys with full power of substitution, to vote all shares of the Calvert Social Investment Fund (CSIF) Technology Portfolio, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, January 24, 2003, at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign the reverse side of this card exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends a vote FOR the proposal.

PLEASE VOTE, SIGN, AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Has your address changed?                                          Do you have any comments?

________________________________                    _________________________________

________________________________                    _________________________________

Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

The Board of Trustees recommends a vote For the resolution to the right.

1. To approve an Agreement and Plan of Reorganization whereby the Calvert New Vision Small Cap Fund, will: (i) acquire the assets of the CSIF Technology Portfolio and (ii) assume the liabilities of the CSIF Technology Portfolio, as discussed in the accompanying Prospectus and Proxy Statement

For	Against	Abstain

Please sign as your name appears on this Proxy

X_________________________________________                       ______________

                                                                                                            Date

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AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of November 15, 2002, is between the Technology Portfolio, a series of Calvert Social Investment Fund ("CSIF Technology"), and the Calvert New Vision Small Cap Fund, a series of The Calvert Fund ("Calvert New Vision Small Cap").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.         SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of CSIF Technology shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Calvert New Vision Small Cap shall furnish to CSIF Technology such data and information as shall be reasonably requested by CSIF Technology for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.         REORGANIZATION

Plan of Reorganization. CSIF Technology will convey, transfer, and deliver to Calvert New Vision Small Cap all of the then-existing assets of CSIF Technology at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Calvert New Vision Small Cap agrees at the Closing:

to deliver to CSIF Technology in exchange for the assets the number of full and fractional shares of common stock of Calvert New Vision Small Cap ("Calvert New Vision Small Cap Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of CSIF Technology Shares (rounded to the nearest millionth) by the net asset value per share of Calvert New Vision Small Cap (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of CSIF Technology as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to CSIF Technology, or to any of the shareholders of CSIF Technology upon distribution of Calvert New Vision Small Cap Shares to them; and

not to assume any of CSIF Technology's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of CSIF Technology at which the Plan will be considered, or such later date as the parties may mutually agree.

3.         VALUATION OF NET ASSETS

The value of CSIF Technology's net assets to be transferred to Calvert New Vision Small Cap under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert New Vision Small Cap's prospectus.

The net asset value per share of Calvert New Vision Small Cap Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert New Vision Small Cap's Controller using the same valuation procedures as set forth in Calvert New Vision Small Cap's prospectus.

A copy of the computation showing in reasonable detail the valuation of CSIF Technology's net assets to be transferred to Calvert New Vision Small Cap pursuant to Section 2 of this Agreement, certified by the Controller of CSIF Technology, shall be furnished by CSIF Technology to Calvert New Vision Small Cap at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert New Vision Small Cap Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert New Vision Small Cap, shall be furnished by Calvert New Vision Small Cap to CSIF Technology at the Closing.

4.         LIQUIDATION AND DISSOLUTION

As soon as practicable after the Closing Date, CSIF Technology will distribute pro rata to CSIF Technology shareholders of record as of the close of business on the Closing Date the shares of Calvert New Vision Small Cap received by CSIF Technology pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert New Vision Small Cap in the names of each such shareholder of CSIF Technology, representing the respective pro rata number of full shares and fractional interests in shares of Calvert New Vision Small Cap due to each. No such shareholder accounts shall be established by Calvert New Vision Small Cap or its transfer agent for Calvert New Vision Small Cap except pursuant to written instructions from CSIF Technology, and CSIF Technology agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former CSIF Technology shareholder a pro rata share of the number of shares of Calvert New Vision Small Cap received pursuant to Section 2(a) of this Agreement.

Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert New Vision Small Cap or its transfer agent to each shareholder of CSIF Technology receiving such distribution of shares of Calvert New Vision Small Cap informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

Share certificates representing holdings of shares of Calvert New Vision Small Cap shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Calvert New Vision Small Cap will be issued only for full shares of Calvert New Vision Small Cap and any fractional interests in shares shall be credited in the shareholder's account with Calvert New Vision Small Cap.

As promptly as is practicable after the liquidation of CSIF Technology, and in no event later than 12 months from the date of this Agreement, CSIF Technology shall be terminated pursuant to the provisions of the Plan and its By-laws and Declaration of Trust.

Immediately after the Closing Date, the share transfer books of CSIF Technology shall be closed and no transfer of shares shall thereafter be made on those books.

5.         DECLARATION OF TRUST AND BY-LAWS

Declaration of Trust. The Declaration of Trust of The Calvert Fund, which governs its series, Calvert New Vision Small Cap Fund, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust until amended as provided by law.

By-laws. The By-laws of The Calvert Fund, which govern its series, Calvert New Vision Small Cap Fund, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with said By-laws.

6.         REPRESENTATIONS AND WARRANTIES OF CALVERT NEW VISION SMALL CAP

Organization, Existence, etc. Calvert New Vision Small Cap is a duly organized series of The Calvert Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, Calvert New Vision Small Cap is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert New Vision Small Cap has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

Registration as Investment Company. The Calvert Fund, of which Calvert New Vision Small Cap is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

Capitalization. Calvert New Vision Small Cap has an unlimited number of shares of beneficial interest, no par value, of which as of November 30, 2002, 10,174,879.796 shares were outstanding, and no shares were held in the treasury of Calvert New Vision Small Cap. All of the outstanding shares of Calvert New Vision Small Cap have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert New Vision Small Cap is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

Shares to be Issued Upon Reorganization. Calvert New Vision Small Cap Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

Authority Relative to this Agreement. The Calvert Fund has the power to enter into the Plan on behalf of its series, Calvert New Vision Small Cap, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of The Calvert Fund and no other proceedings by The Calvert Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert New Vision Small Cap is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

Liabilities. There are no liabilities of The Calvert Fund on behalf of its series, Calvert New Vision Small Cap, whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert New Vision Small Cap Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2002, or otherwise previously disclosed to CSIF Technology, none of which has been materially adverse to the business, assets or results of operations of Calvert New Vision Small Cap.

Litigation. To the knowledge of Calvert New Vision Small Cap there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert New Vision Small Cap or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

Contracts. Except for contracts and agreements previously disclosed to CSIF Technology under which no default exists, Calvert New Vision Small Cap is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

Registration Statement. Calvert New Vision Small Cap shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Calvert New Vision Small Cap issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert New Vision Small Cap, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CSIF Technology for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

REPRESENTATIONS AND WARRANTIES OF CSIF TECHNOLOGY

Organization, Existence, etc. The Technology Portfolio is a duly organized series of the Calvert Social Investment Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, CSIF Technology is not qualified to do business as a foreign corporation under the laws of any jurisdiction. CSIF Technology has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

Registration as Investment Company. The Calvert Social Investment Fund, of which the Technology Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

Capitalization. CSIF Technology has an unlimited number of shares of beneficial interest, no par value, of which as of November 30, 2002, 948,921.857 shares were outstanding, and no shares were held in the treasury of CSIF Technology. All of the outstanding shares of CSIF Technology have been duly authorized and are validly issued, fully paid, and non-assessable. Since CSIF Technology is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of CSIF Technology may change prior to the Effective Date of the Reorganization.

Financial Statements. The financial statements of CSIF Technology for the year ended September 30, 2002, ("CSIF Technology Financial Statements"), to be delivered to Calvert New Vision Small Cap, will fairly present the financial position of CSIF Technology as of September 30, 2002, and the results of its operations and changes in its net assets for the year then ended.

Authority Relative to the Plan. Calvert Social Investment Fund has the power to enter into the Plan on behalf of CSIF Technology and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Trustees of the Calvert Social Investment Fund and, except for approval by the holders of its capital stock, no other proceedings by the Calvert Social Investment Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. CSIF Technology is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

Liabilities. There are no liabilities of CSIF Technology whether or not determined or determinable, other than liabilities disclosed or provided for in CSIF Technology Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2002, or otherwise previously disclosed to Calvert New Vision Small Cap, none of which has been materially adverse to the business, assets, or results of operations of CSIF Technology.

Litigation. To the knowledge of CSIF Technology there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect CSIF Technology or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

Contracts. Except for contracts and agreements previously disclosed to Calvert New Vision Small Cap under which no default exists, the Calvert Social Investment Fund on behalf of CSIF Technology is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

Taxes. The federal income tax returns of CSIF Technology have been filed for all taxable years up to and including the taxable year ended September 30, 2002, and all taxes payable pursuant to such returns have been paid. CSIF Technology has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of CSIF Technology since commencement of its operations.

Portfolio Securities. All securities to be listed in the schedule of investments of CSIF Technology as of the Effective Time of the Reorganization will be owned by the Calvert Social Investment Fund on behalf of CSIF Technology free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

Registration Statement. CSIF Technology will cooperate with Calvert New Vision Small Cap in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to Calvert New Vision Small Cap the information relating to CSIF Technology required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to CSIF Technology:

(i) will comply in all material respects with the provisions of the Securities Act and its Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert New Vision Small Cap, insofar as they relate to CSIF Technology, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by CSIF Technology for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8.         CONDITIONS TO OBLIGATIONS OF CALVERT NEW VISION SMALL CAP

The obligations of Calvert New Vision Small Cap under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, CSIF Technology shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of CSIF Technology since September 30, 2002. Calvert New Vision Small Cap shall have received a certificate from CSIF Technology satisfactory in form and substance to Calvert New Vision Small Cap indicating that it has met the terms stated in this Section.

Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c)  Tax Opinion. Calvert New Vision Small Cap shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert New Vision Small Cap, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to CSIF Technology and the shareholders of CSIF Technology. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of CSIF Technology in connection with the Reorganization, and on such other written representations as CSIF Technology and Calvert New Vision Small Cap, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

neither CSIF Technology nor Calvert New Vision Small Cap will recognize any gain or loss upon the transfer of the assets of CSIF Technology to Calvert New Vision Small Cap in exchange for Calvert New Vision Small Cap Shares and upon the distribution (whether actual or constructive) of Calvert New Vision Small Cap Shares to the shareholders of CSIF Technology in exchange for their shares of capital stock of CSIF Technology;

the shareholders of CSIF Technology who receive Calvert New Vision Small Cap Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of CSIF Technology for Calvert New Vision Small Cap Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

the basis of Calvert New Vision Small Cap Shares received by CSIF Technology's shareholders will be the same as the basis of the shares of capital stock of CSIF Technology surrendered in the exchange, the holding period of Calvert New Vision Small Cap shares received by each shareholder of CSIF Technology will include the period during which the shares of CSIF Technology exchanged therefor were held by such shareholder, provided the shares of CSIF Technology were held as a capital asset on the date of the Reorganization; and

the basis of CSIF Technology's assets acquired by Calvert New Vision Small Cap will be the same as the basis of such assets to CSIF Technology immediately prior to the Reorganization, and the holding period of the assets of CSIF Technology in the hands of Calvert New Vision Small Cap will include the period during which those assets were held by CSIF Technology.

Opinion of Counsel. Calvert New Vision Small Cap shall have received the opinion of counsel for CSIF Technology, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert New Vision Small Cap, to the effect that:

the Calvert Social Investment Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

CSIF Technology is a series of the Calvert Social Investment Fund; and

The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of the Calvert Social Investment Fund, and the Plan has been duly executed and delivered by the Calvert Social Investment Fund and, assuming due authorization, execution, and delivery of the Plan by The Calvert Fund, is a valid and binding obligation of the Calvert Social Investment Fund and its series, the Technology Portfolio.

9.         CONDITIONS TO OBLIGATIONS OF CSIF TECHNOLOGY

The obligations of CSIF Technology under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of the Calvert Social Investment Fund

Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert New Vision Small Cap shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert New Vision Small Cap since September 30, 2002. As of the Effective Time of the Reorganization, CSIF Technology shall have received a certificate from Calvert New Vision Small Cap satisfactory in form and substance to CSIF Technology indicating that it has met the terms stated in this Section.

Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

Tax Opinion. CSIF Technology shall have received the opinion of counsel, addressed to and in form and substance satisfactory to CSIF Technology, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert New Vision Small Cap and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of CSIF Technology in connection with the Reorganization, and on such other written representations as CSIF Technology and Calvert New Vision Small Cap, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

neither CSIF Technology nor Calvert New Vision Small Cap will recognize any gain or loss upon the transfer of the assets of CSIF Technology to Calvert New Vision Small Cap in exchange for Calvert New Vision Small Cap Shares and upon the distribution (whether actual or constructive) of Calvert New Vision Small Cap Shares to the shareholders of CSIF Technology in exchange for their shares of capital stock of CSIF Technology;

the shareholders of CSIF Technology who receive Calvert New Vision Small Cap Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of CSIF Technology for Calvert New Vision Small Cap Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

the basis of Calvert New Vision Small Cap Shares received by CSIF Technology's shareholders will be the same as the basis of the shares of capital stock of CSIF Technology surrendered in the exchange, and the holding period of Calvert New Vision Small Cap shares received by each shareholder of CSIF Technology will include the period during which the shares of CSIF Technology exchanged therefor were held by such shareholder, provided the shares of CSIF Technology were held as a capital asset on the date of the Reorganization; and

the basis of CSIF Technology assets acquired by Calvert New Vision Small Cap will be the same as the basis of such assets to CSIF Technology immediately prior to the Reorganization, and the holding period of the assets of CSIF Technology in the hands of Calvert New Vision Small Cap will include the period during which those assets were held by CSIF Technology.

Opinion of Counsel. CSIF Technology shall have received the opinion of counsel for Calvert New Vision Small Cap, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to CSIF Technology, to the effect that:

The Calvert Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

Calvert New Vision Small Cap is a series of The Calvert Fund;

The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of The Calvert Fund, and the Plan has been duly executed and delivered by Calvert New Vision Small Cap and, assuming due authorization, execution, and delivery of the Plan by Calvert Social Investment Fund, is a valid and binding obligation of The Calvert Fund and its series, Calvert New Vision Small Cap;

Calvert New Vision Small Cap shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert New Vision Small Cap.

AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,

WARRANTIES AND REPRESENTATIONS

The parties hereto may, by agreement in writing authorized by the Board of Trustees of each party, amend the Plan at any time before or after approval of the Plan by shareholders of CSIF Technology, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

CSIF Technology may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert New Vision Small Cap if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert New Vision Small Cap contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert New Vision Small Cap.

Calvert New Vision Small Cap may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to CSIF Technology if: (i) a material condition to its performance under this Agreement or a material covenant of CSIF Technology contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by CSIF Technology.

The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of CSIF Technology, without liability on the part of either party hereto or its respective Trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on January 31, 2003, if the Effective Time of the Reorganization is not on or prior to such date.

No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.       EXPENSES

Each Fund will bear its own expenses incurred in connection with this Reorganization.

12.       GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, CSIF Technology and Calvert New Vision Small Cap have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT SOCIAL INVESTMENT FUND
(SEAL)	on behalf of the TECHNOLOGY PORTFOLIO

Attest:

By:/s/ Ivy Wafford Duke	By:/s/ Barbara J. Krumsiek
Name: Barbara J. Krumsiek
Title: President

THE CALVERT FUND
(SEAL)	on behalf of the CALVERT NEW VISION SMALL CAP FUND

By:/s/ Ivy Wafford Duke	By:/s/ William M. Tartikoff
Name: William M. Tartikoff
Title: Vice President

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Calvert Social Investment Fund

STATEMENT OF ADDITIONAL INFORMATION

December 20, 2002

Acquisition of the Assets of the

Technology Portfolio

(a series of the Calvert Social Investment Fund)

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

By and In Exchange for Shares of

New Vision Small Cap Fund

(a series of The Calvert Fund)

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the Technology Portfolio, a series of the Calvert Social Investment Fund (CSIF), in exchange for shares of theCalvert New Vision Small Cap Fund, a series of The Calvert Fund, consists of this cover page and the Statement of Additional Information of the Calvert New Vision Small Cap Fund, dated January 31, 2002, attached hereto and incorporated by reference.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated December 20, 2002, relating to the above-referenced matter may be obtained from Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement. Please note that pro forma financial statements for the surviving Calvert New Vision Small Cap Fund have not been prepared in compliance with Section (a)(2) of Item 14 of the Form N-14, due to the fact that the net asset value of the company being acquired, the CSIF Technology Portfolio, does not exceed ten percent (10%) of the registrant’s (the Calvert New Vision Small Cap Fund’s) net asset value.

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The Prospectuses (dated January 31, 2002, revised October 25, 2002 for Classes A, B and C and dated January 31, 2002, revised November 20, 2002 for Class I)  of the Calvert Social Investment Fund are hereby incorporated by reference. The Statement of Additional Information (dated January 31, 2002) of the Calvert Social Investment Fund is hereby incorporated by reference.. The Annual Report to Shareholders for the period ended September 30, 2002 is also hereby incorporated by reference. You may obtain copies by calling or writing the CSIF Technology Portfolio at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. The fiscal year end for the Calvert Social Investment Fund was September 30, 2002.

The date of this Statement of Additional Information is December 20, 2002.

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The Calvert Fund

Calvert New Vision Small Cap Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2002

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

            This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus dated January 31, 2002. The Fund's audited financial statements included in its most recent Annual Report to Shareholders, are expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Investment Policies and Risks	2
Investment Restrictions	7
Dividends, Distributions, and Taxes	8
Net Asset Value	9
Calculation of Total Return	10
Purchase and Redemption of Shares	10
Advertising	11
Trustees and Officers	11
Investment Advisor and Subadvisor	15
Administrative Services Agent	17
Method of Distribution	17
Transfer and Shareholder Servicing Agents	18
Portfolio Transactions	19
Personal Securities Transactions	20
Independent Accountant and Custodians	20
General Information	20
Control Persons & Principle Holders of Securities	21
Appendix	22

INVESTMENT policies AND RISKS

Small Cap Issuers

            The securities of small cap issuers may be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies.

            Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely known securities, and they tend to have a relatively higher percentage of insider ownership.

            Investing in smaller, new issuers generally involves greater risk than investing in larger, established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets, or financial resources and may lack management depth. The securities in such companies may also have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Real Estate Investment Trusts

            The Fund also may invest in real estate investment trusts ("REITs"), including equity REITs, which own real estate properties, and mortgage REITs, which make construction, development, and long-term mortgage loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills, and the amount of cash flow. The risks associated with REITs include default by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified.

Foreign Securities

            Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depositary Receipts. ADRs are US dollar-denominated and traded in the US on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Fund may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by foreign currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Temporary Defensive Positions

            For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

            The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the advisor. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

            The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Fund will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

            During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

            The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Trustees. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

High Social Impact and Special Equities Investments

            The High Social Impact Investments program targets a percentage of the Fund’s assets to directly support the growth of community-based organizations for the purpose of promoting business creation, housing development and economic and social development of urban and rural communities.  These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities  (generally those rated BB or lower by S&P or Ba or lower by Moody’s, know as "junk bonds").  These securities have moderate to poor protection of principal and interest payments and have speculative characteristics.  (See Appendix for a description of the ratings.)  The annual return on High Social Impact Investments is between 0% and 4%.  Thus, rather than earning a higher rate, as would be expected, to compensate for higher the risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. Treasury securities.  There is no secondary market for these securities.

            The Fund purchases its High Social Impact Investments in notes issues by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing.  The Foundation prepares its own careful credit analysis to attempt to identify those community development issues whose financial condition is adequate to meet future obligations or is expected to be adequate in the future.  Through portfolio diversification and credit analysis investment risk can be reduced, although there can be no assurance that losses will not occur.  The Foundation maintains a certain required level of capital upon which the Fund could rely if a note were ever to fault.

            With respect to the Special Equities program, the Fund has not set a specific investment restriction or limit although, as an illiquid security, the Fund will only make such investments within the 15% limit on illiquid securities (See, "Investment Restrictions" below), and in fact, expects any such investments to be far below this limit.

Non-Investment Grade Debt Securities

            Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix for a description of the ratings. The Fund considers a security to be investment grade if it has received an investment grade from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. Currently, there are four NRSROs.)) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

            The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy.

            When purchasing high-yielding securities, rated or unrated, the advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through Fund diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

            The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the advisor and/or subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

            The Fund may, in pursuit of its respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Fund may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

            The Fund may engage in such transactions only to hedge the existing positions. It will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

            The Fund may write "covered options" on securities in standard contracts traded on national securities exchanges. The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Fund may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Fund's social criteria. The Fund will purchase such options only to hedge against changes in the value of securities the Fund hold and not for the purposes of speculation or leverage. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

            The Fund may purchase call options on securities which they may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Fund may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, the Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

            When the Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Fund to forego future appreciation of the securities covered by the option.

            When the Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

            The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

            Risks Related to Options Transactions. The Fund can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair the Fund's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Futures Transactions. The Fund may purchase and sell futures contracts, but only when, in the judgment of the advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

            A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

            The Fund may only invest in futures contracts to hedge its existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

            Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. The Fund may purchase and write put or call options and sell call options on futures contracts in which the Fund could otherwise invest and which are traded on a U.S. exchange or board of trade. The Fund may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.

            The Fund may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

            An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its securities.

                        The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.

            Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seek to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Lending Portfolio Securities

            The Fund may lend its securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

            The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

            Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its securities only to those firms the advisor or subadvisor deems creditworthy and only on terms the advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

INVESTMENT restrictions

Fundamental Investment Restrictions

            The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

(1) The Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

(4) The Fund may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with the Fund's investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) The Fund may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Fund’s investment objective, policies and restrictions, shall not constitute the making of a loan.

Nonfundamental Investment Restrictions

            The Board of Trustees has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Fund will, under normal circumstances, invest at least 80% of its net assets in small-cap companies.

(2) The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of total assets.

(3) The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.

(4) The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts and options on future contracts.

(5) The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(6) The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(7) The Fund may not invest more than 35% of its total assets in cash or cash equivalents.

            Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

dividends, distributions, and taxes

            The Fund intends to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. As of September 30, 2001, the Fund had tax-loss carryforwards of $0.

            Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

            The Fund is required to withhold 31% of any reportable dividends and long-term capital gain distributions paid and 31% reportable of each redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

            In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund:(a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

            Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

            Many states do not tax the portion of the Fund's dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

            Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

net asset value

            The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market value of the Fund's investments. The net asset value per share for each class is determined every business day at the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.

            The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the advisor in good faith under the supervision of the Board of Trustees. Equity options are valued at the last sale price; if not available, then the previous day's sales price is used. If the bid price is higher or the asked price is lower than the previous last sales price, the higher bid or lower asked prices may be used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Net Asset Value and Offering Price Per Share, as of September 30, 2001

Net asset value per share
Class A net asset value and offering price per share
($84,978,682 / 5,522,245 shares)	$15.39
Maximum sales charge, Class A
(4.75% of offering price)	.77
Offering price per share, Class A	$16.16

Class B net asset value and offering price per share
($6,476,553 / 437,481 shares)	$14.80

Class C net asset value and offering price per share
($8,488,676 / 571,639 shares)	$14.85

Class I net asset value and offering price per share
($853 / 54 shares)	$15.76

calculation of total return

            The Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of the Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed per class by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

            Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

            Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the maximum sales charge ("return with maximum load"), except quotations of return "without maximum load," or "NAV" (or "without CDSC") which do not deduct sales charge. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

The standardized total return for Class I shares is "linked" to the Class A total return.  That is, Class I shares have an actual inception date of 1999.  However, Class A shares have an inception date of several years earlier.  In the table below, performance results before the Class I actual inception date are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.)  Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period.   Nonstandardized total return for Class I share may also be shown from the actual Class I inception date; this figure is not linked to Class A total return.

Return for the Funds' shares for the periods indicated are as follows:

Periods Ended Class A Class B Class C Class I September 30, 2001 Total Return Total Return Total Return Total Return With / Without With / Without With / Without Linked / Actual Maximum Load CDSC CDSC
One Year	(13.32%)	(8.99%)	(14.47%)	(9.96%)	(10.73%)	(9.83%)	(8.16%)	(8.16%)
Since Inception*	1.42%	2.48%	(0.88%)	(0.02%)	1.75%	1.75%	2.97%	14.03%

*(January 31, 1997, for Class A and Class C)

(March 31, 1998, for Class B)

(February 26, 1999 for actual Class I)

(January 31, 1997 for linked Class I)

purchase and redemption of shares

Share certificates will not be issued unless requested in writing by the investor.  If share certificates have been issued, then the certificate must be delivered to the Fund’s transfer agent with any redemption request.  This could result in delays.  If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person.  No certificates will be issued for fractional shares.

            The Fund has filed a notice of election under rule 18f-1 with the Commission.  The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

             See the prospectus for more details on purchases and redemptions.

advertising

            The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list its holdings or give examples of securities that may have been considered for inclusion in the Fund, whether held or not.

            The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, Nelson's and The Wall Street Journal. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information, and may provide biographical information on, or quote, portfolio managers or Fund officers. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes.

            Calvert is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2001). Calvert was also the first to offer a family of socially responsible mutual fund portfolios.

TRUSTEES and OFFICERS

       The Fund's Board of Trustees supervises the Fund's activities and reviews its contracts with companies that provide it with services.

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1982	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	28

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

CHARLES E. DIEHL DOB: 10/13/22	Trustee	1982	Self-employed consultant and Vice President and Treasurer Emeritus of The George Washington University. Formerly, he was a Director of Acacia Mutual Life Insurance Company.	28
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1982	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	MVM, Inc.
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	Acacia Federal Savings Bank
ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	28	Acacia Federal Savings Bank

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
DAVID R. ROCHAT DOB: 10/07/37	Trustee and Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.
D. Wayne Silby, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999

Assistant Vice-President and Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.

Daniel K. Hayes DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

            Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or Calvert Group, Ltd. and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that: (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Trustees and Officers as a group own less than 1% of any class of the Portfolio's outstanding shares.  Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

            Each of the Officers is also an officer of each of the subsidiaries of Calvert Group, Ltd., and each of the other investment companies in the Calvert Family of Funds.

            The Board of Trustee/Directors has 4 standing Committees. The Investment Policy Committee addresses the policies and strategies of the investment advisor and reviews compliance matters.  Ms. Krumsiek and Messrs. Diehl, Rochat, Gavian, Guffey and Silby comprise the Investment Policy Committee.   The Governance Committee deals with matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities.  The Disinterested Trustee/Directors (Ms. Kruvant and Messrs. Baird, Blatz, Diehl, Feldman, Gavian, Guffey, and Pugh) comprise the Governance Committee.  The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services.  In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.  Messrs. Pugh, Baird, Blatz, Feldman, and Ms. Kruvant comprise the Audit Committee.  The Investment Policy, Governance, and Audit Committee each met four times during the past fiscal year.  The High Social Impact Committee oversees the Fund’s direct investments in High Social Impact investments, including review, selection, and the fair valuation of such investments.  Messrs. Baird, Silby and Guffey comprise this Committee.  It met 3 times in the past fiscal year.

The Trustees owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2001:

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Trustee	Fund	By Trustee in Calvert Family of Funds

Richard L. Baird, Jr.	none	>$100,000
Frank H. Blatz, Jr.	>$100,000	>$100,000
Charles E. Diehl	>$100,000	>$100,000
Douglas E. Feldman	$10,001-$50,000	$10,001-$50,000
Peter W. Gavian	>$100,000	>$100,000
John G. Guffey, Jr.	$50,001-$100,000	>$100,000
M. Charito Kruvant	$10,001-$50,000	$10,001-$50,000
Arthur J. Pugh	$50,001-$100,000	$50,001-$100,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Barbara J. Krumsiek	>$100,000	>$100,000
David R. Rochat	$10,001-$50,000	>$100,000

Trustees of the Fund not affiliated with the Fund's advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

Trustee Compensation Table

Fiscal Year 2001	Aggregate Compensation	Pension or Retirement	Total Compensation from
(unaudited numbers)	from Registrant for Service	Benefits Accrued as part	Registrant and Fund
as Trustee	of Registrant Expenses*	Complex paid to Trustee**
Name of Trustee

Richard L. Baird, Jr.	$7,614	$0	$47,900
Frank H. Blatz, Jr.	$7,614	$967	$54,500
Charles E. Diehl	$7,614	$0	$54,500
Douglas E. Feldman	$7,614	$0	$41,500
Peter W. Gavian	$7,614	$0	$41,500
John G. Guffey, Jr.	$7,501	$475	$63,865
M. Charito Kruvant	$7,614	$580	$54,500
Arthur J. Pugh	$7,614	$0	$54,500
D. Wayne Silby	$7,388	$0	$76,230

*Messrs. Blatz, Diehl, Gavian, Pugh, Guffey, and Ms. Kruvant have chosen to defer a portion of their compensation. As of September 30, 2001, total deferred compensation, including dividends and capital appreciation, was $181,783.30;$636,582.52;$178,456.42;$136,926.48; $50,611.07;and $93,248.38for each of them, respectively.

**For the fiscal year ended September 30, 2001, the Fund Complex consists of ten (10) registered investment companies.

investment advisor and SUBADVISOR

            The Fund's Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Life Insurance Company of Washington, D.C. ("Acacia"). On January 1, 1999, Acacia merged with and became a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Advisory Contract, the advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. The advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of trustees, executive officers and employees of the Fund, who are not employees of the advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

                        The advisor may voluntarily defer its fees or assume expenses of the Fund. For fiscal years 1999, 2000, and 2001, the advisor reimbursed the Fund  $35,061, $36,942, and $54,190, respectively, for fees and expenses.

For its services, the advisor receives an annual fee, payable monthly, of 0.75% of the Fund's average daily net assets. For those Funds with multiple classes, investment advisory fees are allocated among classes as a Portfolio-level expense based on net assets.

            The advisory fees paid to the advisor by the Fund for the fiscal years ended September 30, 1999, 2000, and 2001 were $547,404; $623,510; and $765,432 respectively.

            In reapproving the investment advisory agreements, the Board of Trustees considered on a Fund-by-Fund basis the following factors: the nature and quality of the services provided by the advisor; the advisor’s personnel and operations; the advisor’s financial condition; the level and method of computing each Fund’s management fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Calvert Group of Funds to the advisor; the direct and indirect benefits derived by the advisor from the relationship with the Funds, such as investment research the advisor receives in connection with the Funds’ brokerage commissions, selling concessions and/or discounts in fixed-pricing offerings; the effect of each Fund’s growth and size on the Fund’s performance and expenses; and any possible conflicts of interest.  In reviewing the overall profitability of the management fee to the Funds’ advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation.

Subadvisor

      Awad Asset Management Company & Associates ("AWAD") is controlled by Raymond James. It receives a subadvisory fee, paid by the advisor. The rate is 0.40% of the Fund's average daily net assets managed by AWAD.

The Board of Trustees reapproved the investment subadvisory agreements between the subadvisor and the advisor based on a number of factors relating to the subadvisor’s ability to perform under its subadvisory agreement.  These factors included: the subadvisor’s management style and long-term performance record; the Fund’s performance record; the subadvisor’s current level of staffing and its overall resources; the subadvisor’s financial condition; the subadvisor’s compliance systems, and any disciplinary history.

The Fund has received an exemptive order to permit the Fund and the advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any subadvisor or the implementation of any proposed material changed in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

administrative services agent

                        Calvert Administrative Services Company ("CASC"), an affiliate of the advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

Class A, B, and C	Class I
0.25%	0.10%

For fiscal years 1999, 2000, and 2001, the Fund paid $123,179, $207,827, and $252,775, respectively, to CASC in administrative fees. Administrative services fee are allocated among classes as a class-level expense based on net assets.

method of distribution

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the fund's advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.25% of the Fund's Class A average daily net assets.  Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the average daily net assets of Class B and Class C, respectively. Class A Distribution Plans reimburse CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses.

            The Fund's Distribution Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities and more flexibility in managing a growing portfolio.

            The Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to a Class requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Trustees.

            Apart from the Plans, the advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The advisor and/or CDI has agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those Firm's accounts for their marketing and distribution of the Fund shares, above the usual sales charges and service fees. This list may be changed from time to time. As of December 31, 2001, the advisor and/or CDI had special arrangements with the following firms: Fidelity, Morgan Stanley, Prudential Securities, Salomon Smith Barney, American Express Financial Advisors, Merrill Lynch, PaineWebber and The Advisors Group.

            CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of each Class. These fees are paid pursuant to the Fund's Distribution Plan. Total Distribution Plan Expenses paid to CDI by the Fund for the fiscal year ended September 30, 2001 were $218,441 for Class A, $58,341 for Class B, and $88,327 for Class C. For the fiscal year ended September 30, 2001, the Fund's Distribution Plan expenses for each class were spent for the following purposes:

	Class A	Class B	Class C
Compensation to broker-dealers	$163,415	$46,744	$88,327
Compensation to sales personnel	$49,486	$11,597	$0
Advertising	$171	$0	$0
Printing and mailing of prospectuses
to other than current shareholders	$5,369	$0	$0
Compensation to underwriters	$0	$0	$0
Interest, financing charges	$0	$0	$0

Class A shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of

Investment

price

invested

offering price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

            CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and, for Class A only, the net amounts retained by CDI (i.e., not reallowed to dealers), for the last three fiscal years were:

Fiscal Year                             1999                                            2000                                                2001

Class A	Gross	Net	Gross	Net	Gross	Net
	$149,882	$39,911	$285,513	$86,819	$203,261	$58,689
Class B
	$19,112		$26,494		$109,106
Class C
	$1,377		$4,101		$4,105

            Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

transfer and shareholder servicing agents

National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

            Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

            For these services, NFDS and CSSI receive a fee based on the number of shareholder accounts and transactions.

portfolio transactions

            Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's advisor and subadvisor make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Trustees.

            Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the advisor/subadvisor obligation to seek best execution. The advisor/subadvisor may also consider sales of Fund shares as a factor in the selection of brokers, again subject to best execution (i.e. the Fund will not "pay up" for such transactions).

            For the last three fiscal years, total brokerage commissions paid were as follows:

1999	2000	2001
$122,863	$142,684	$212,610

For the last three fiscal years, the Fund paid brokerage commissions to Raymond James, an affiliated person and the controlling parent company of the Fund's subadvisor, as follows:

1999	2000	2001
$17,445	$5,706	$22,495

            For the fiscal year ended September 30, 2001, aggregate brokerage commissions paid to Raymond James represented 10.58% of the Fund's total commissions and 3.69% of the Fund's total dollar amount of commission transactions.

While the Fund’s advisor and subadvisor(s) select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the advisor in monitoring the investment activities of the subadvisor(s) of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the advisor or subadvisor(s), the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  It is the policy of the advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2001, the advisor and/or subadvisor directed brokerage for research services in the following amounts:

Transactions (in shares)	Related Commissions
2,352,900	$51,235.00

            The Portfolio turnover rates for the last two fiscal years are as follows:

2000	2001
113%	66%

Personal securities transactions

            The Fund, its advisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

independent accountant and custodians

       KPMG LLP has been selected by the Board of Trustees to serve as independent accountants for fiscal year 2003. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

general information

                        The New Vision Small Cap Fund is a series of The Calvert Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on March 15, 1982. The Fund is diversified. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

                        Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of a Fund you own.  Matters affecting classes differently, such as Distribution Plans, will be voted on separately by class.

control persons and principal holders of securities

            As of January 1, 2002, the following shareholder owned of record 5% or more of the class of the Fund as shown:

Name and Address	% of Ownership

Charles Schwab & Co. Inc.	14.10%of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Institutional Operations Co.	10.98% of Class A
As Agent for Certain Employee Benefits Plans
100 Magellan Way #KW1C
Covington, KY 41015-1999

MLPF&S for the Sole Benefit of its Customers	9.38%of Class B
Fund Administration 976J1
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484
MLPF&S for the Sole Benefit of its Customers	8.36%of Class C
Fund Administration 976J1
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Calvert Distributors Inc.	100.00% of Class I
Attn: Corporate Accounting
4550 Montgomery Avenue
Suite 1000
Bethesda, MD 20814 - 3384

appendix

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:

Description of Moody's Investors Service Inc.'s/Standard & Poor's bond ratings:

            Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.

            Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

            A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.

            Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

            Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

            C/C: This rating is only for income bonds on which no interest is being paid.

            D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper Ratings:

            MOODY'S INVESTORS SERVICE, INC.:

            The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

            STANDARD & POOR'S CORPORATION:

                        Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

                        The Fund may also rely on ratings by any other NRSRO such as Fitch International Rating Agency.

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

            By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

            I intend to invest in the shares of__________________            (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

            __ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

            Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

            I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

            From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

            If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

            Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

            I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

            The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

            The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

                        In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

National Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105

INDEPENDENT accountants

KPMG LLP

1600 Market Street

Philadelphia, Pennsylvania 19103

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PART C. OTHER INFORMATION

Item 15.  Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in trustees and officers liability coverage, plus $5 million in excess trustees and officers liability coverage for the independent trustees/directors only. Registrant also maintains an $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16.  Exhibits

Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

By-Laws incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

Inapplicable.

Agreement and Plan of Reorganization filed herewith as Exhibit A to the Form N-14 filed herewith.

Specimen Stock Certificate (inapplicable).

Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

Investment Sub-Advisory Contract (Awad Asset Management, Inc.) for New Vision Small Cap, incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

Distribution Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002. Amended Schedule to Distribution Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 41, dated January 29, 2001, accession number 0000701039-01-000002.

Plan of Distribution for Class A, B, and C incorporated by reference to Registrant's Post-Effective Amendment No. 43, dated January 11, 2002, accession number 0000701039-02-000001.

Opinion of Counsel, filed herewith.

Opinion and Consent of Counsel on Tax Matters, filed herewith.

Transfer Agency Agreement and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 40, dated January 28, 2000, accession number 0000701039-00-000002.

Consent of Independent Auditors omitted per Securities Act Rule 437a (with respect to Arthur Andersen LLP).

Inapplicable.

Power of Attorney Forms signed by each Trustee, incorporated by reference to Registrant's Post-Effective Amendment No. 39, dated January 28, 1999, accession number 0000701039-99-000001.

(a) current Calvert Social Investment Fund Technology Portfolio Prospectus, incorporated by reference.

(b) current Calvert Social Investment Fund Technology Portfolio Statement of Additional Information, incorporated by reference.

(c) Code of Ethics incorporated by reference to Registrant's Post-Effective Amendment No. 40, dated January 28, 2000, accession number 0000701039-00-000002.

(d) Multiple-class plan pursuant to Investment Company Act of 1940 Rule 18f-3, as amended on September 12, 1999 incorporated by reference to Registrant's Post-Effective Amendment No. 40, dated January 28, 2000, accession number 0000701039-00-000002.


(e) Calvert Social Investment Fund Annual Report to Shareholders for the period ended September 30, 2002 is filed herewith.

(f) Calvert Social Investment Fund Semi-Annual Report to Shareholders for the period ended March 31, 2002 is filed herewith.

(g) The Calvert Fund Annual Report to Shareholders for the period ended September 30, 2002 is filed herewith.

(h) The Calvert Fund Semi-Annual Report to Shareholders for the period ended March 31, 2002 is filed herewith.


Item 17.  Undertakings:

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 19th day of December, 2002.

THE CALVERT FUND

By:

_______________**_________________

Barbara J. Krumsiek

President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title

Date

__________**____________	President and Trustee	12/19/02
Barbara J. Krumsiek	(Principal Executive Officer)

__________**____________	Principal Accounting Officer	12/19/02
Ronald M. Wolfsheimer

__________**____________	Trustee	12/19/02
Richard L. Baird, Jr.

__________**____________	Trustee	12/19/02
Frank H. Blatz, Jr., Esq.

__________**____________	Trustee	12/19/02
Douglas E. Feldman

__________**____________	Trustee	12/19/02
Peter W. Gavian

__________**____________	Trustee	12/19/02
John G. Guffey, Jr.

__________**____________	Trustee	12/19/02
M. Charito Kruvant

__________**____________	Trustee	12/19/02
Arthur J. Pugh

__________**____________	Trustee	12/19/02
David R. Rochat

__________**____________	Trustee	12/19/02
D. Wayne Silby

**By: Ivy Wafford Duke as Attorney-in-fact.

/s/ Ivy Wafford Duke